Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691
Ryan Greenier
Assistant Vice President
Investor Relations
Phone (860) 547-8844
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of October 27, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011	11
Nine Months Ended September 30, 2010 and 2011	12

COMMERCIAL MARKETS
Income Statements	13
Property & Casualty Commercial
Operating Results	14
Underwriting Results	15
Group Benefits
Income Statements	16
Supplemental Data	17

CONSUMER MARKETS
Income Statements	18
Operating Results	19
Underwriting Results	20
Written and Earned Premiums	21

WEALTH MANAGEMENT
Operating Results	22
Financial Highlights Excluding Impacts of DAC Unlocks	23
Deferred Policy Acquisition Costs and Present Value of Future Profits	24
Supplemental Data- Annuity Death and Income Benefits	25
Global Annuity
Income Statements	26
Supplemental Data
U.S.-Account Value Rollforward	27
International-Account Value Rollforward	28
Other-Account Value and Asset Rollforward	29
Life Insurance
Income Statements	30
Supplemental Data — Individual Life	31
Account Value Rollforward — Individual Life	32
Account Value and Account Value Rollforward-Private Placement Life Insurance	33
Retirement Plans
Income Statements	34
Supplemental Data
Assets Under Management	35
Account Value and Asset Rollforward	36
Mutual Funds
Income Statements	37
Supplemental Data
Deposits and Assets Under Management	38
Asset Rollforward	39

CORPORATE AND OTHER
Income Statements	40
Other Operations
Operating Results	41

INVESTMENTS
Investment Earnings Before-tax	42
Composition of Invested Assets
Consolidated	43
Life	44
Property & Casualty	45
Unrealized Loss Aging	46
Invested Asset Exposures
As of September 30, 2011	47

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•
The Hartford Financial Services Group, Inc. (“The Hartford” or the “Company”) is organized into three customer-oriented divisions, Commercial Markets, Consumer Markets and Wealth Management, conducting business principally in seven reporting segments.

•
The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.

•
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•
Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•
The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k)of the Internal Revenue Code of 1986, as amended (“IRS code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.

•
The Hartford includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures and certain purchase accounting adjustments and other charges not allocated to the segments.

•
The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•
The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•
The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•
Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

•
Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.
•
Assets under management (“AUM”) is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in capital markets or through net flow.

•
Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•
Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•
The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•
The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses and discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company’s managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•
Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 14 and 19, respectively.

•
The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 14 and 19, respectively.

•
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•
ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings, and the effect of including discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesse that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, and ROA when reviewing the Company’s performance. A quantitative reconciliation of The Hartford’s ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, to ROA is not calculable on a forward-looking basis because it is not possible to provide a reliable forecast of realized capital gains and losses, which typically vary substantially from period to period.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•
After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance. A quantitative reconciliation of The Hartford’s after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings to after-tax margin is not calculable on a forward-looking basis because it is not possible to provide a reliable forecast of realized capital gains and losses, which typically vary substantially from period to period.

•
Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•
The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month		3 Month		SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change		Change		2010	2011	Change
HIGHLIGHTS
Net income	$666	$619	$511	$24	$—	(100%)		(100%)		$1,061	$535	(50%)
Core earnings	$705	$529	$586	$12	$33	(95%)		175%		$1,443	$631	(56%)
Total revenues [1]	$6,602	$5,930	$6,300	$5,401	$4,520	(32%)		(16%)		$16,119	$16,221	1%
Total assets	$313,926	$318,346	$322,538	$317,469	$305,598	(3%)		(4%)

PER SHARE AND SHARES DATA [2]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.48	$1.37	$1.13	$0.03	$(0.02)	NM		NM		$1.30	$1.13	(13%)
Core earnings available to common shareholders	$1.56	$1.17	$1.30	$0.00	$0.05	(97%)		NM		$2.20	$1.35	(39%)
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$1.34	$1.24	$1.01	$0.03	$(0.02)	NM		NM		$1.21	$1.05	(13%)
Core earnings available to common shareholders	$1.42	$1.06	$1.15	$0.00	$0.05	(96%)		NM		$2.02	$1.25	(38%)
Weighted average common shares outstanding (basic)	444.1	444.3	444.6	445.1	445.3	1.2	sh	0.2	sh	427.2	445.0	17.8	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	495.3	497.8	508.2	482.4	473.4	(21.9	)sh	(9.0	)sh	461.1	481.0	19.9	sh
Common shares outstanding	444.4	444.5	445.1	445.3	445.5	1.1	sh	0.2	sh	444.4	445.5	1.1	sh
Book value per common share	$45.80	$44.44	$45.93	$47.43	$49.89	9%		5%
Per common share impact of AOCI	$0.44	$(2.26)	$(1.72)	$(0.17)	$2.39	NM		NM
Book value per common share (excluding AOCI)	$45.36	$46.70	$47.65	$47.60	$47.50	5%		—

Book value per diluted share	$42.11	$40.40	$41.57	$43.11	$46.72	11%		8%
Per diluted share impact of AOCI	$0.39	$(2.00)	$(1.52)	$(0.15)	$2.18	NM		NM
Book value per diluted share (excluding AOCI)	$41.72	$42.40	$43.09	$43.26	$44.54	7%		3%
Common shares outstanding and dilutive potential common shares	496.5	502.7	505.1	502.8	487.6	(8.9	)sh	(15.2	)sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	6.1%	6.8%	9.6%	9.0%	5.3%	(0.8)		(3.7)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	8.3%	7.5%	9.6%	8.7%	5.5%	(2.8)		(3.2)
Debt to capitalization, including AOCI	24.0%	24.5%	23.9%	23.4%	22.5%	(1.5)		(0.9)
Annualized investment yield, after-tax	3.1%	3.1%	3.2%	3.1%	2.9%	(0.2)		(0.2)		3.1%	3.1%	—

[1]
Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

Property & Casualty Commercial	$294	$201	$181	$99	$86	(71%)	(13%)	$790	$366	(54%)

Group Benefits	44	30	19	30	20	(55%)	(33%)	128	69	(46%)

Commercial Markets core earnings	338	231	200	129	106	(69%)	(18%)	918	435	(53%)

Consumer Markets core earnings (losses)	69	28	113	(179)	(10)	NM	94%	117	(76)	NM

Global Annuity [1]	262	238	228	209	22	(92%)	(89%)	462	459	-1%

Life Insurance [1]	85	50	53	60	(9)	NM	NM	193	104	(46%)

Retirement Plans [1]	35	14	21	16	(26)	NM	NM	56	11	-80%

Mutual Funds	20	24	27	27	24	20%	(11%)	70	78	11%

Wealth Management core earnings [1]	402	326	329	312	11	(97%)	(96%)	781	652	(17%)

Corporate and Other core losses	(104)	(56)	(56)	(250)	(74)	29%	70%	(373)	(380)	(2%)

CONSOLIDATED
Core earnings	705	529	586	12	33	(95%)	175%	1,443	631	(56%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1][2][3]	(40)	55	(237)	92	(36)	10%	NM	(283)	(181)	36%
Add: Income (loss) from discontinued operations	1	35	162	(80)	3	NM	NM	(99)	85	NM

Net income	$666	$619	$511	$24	$—	(100%)	(100%)	$1,061	$535	(50%)

PER SHARE DATA [4]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$1.42	$1.06	$1.15	$0.00	$0.05	(96%)	NM	$2.02	$1.25	(38%)
Net income (loss) available to common shareholders	$1.34	$1.24	$1.01	$0.03	$(0.02)	NM	NM	$1.21	$1.05	(13%)

[1]	See page 23 for the impacts of DAC unlock by segment.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[3]	Includes those net realized capital losses excluded from core earnings (losses). See page 9 for further analysis.

[4]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$3,513	$3,509	$3,519	$3,545	$3,518	—	(1%)	$10,546	$10,582	—
Fee income	1,164	1,218	1,209	1,219	1,192	2%	(2%)	3,530	3,620	3%
Net investment income (loss):
Securities available-for-sale and other	1,073	1,089	1,108	1,104	1,062	(1%)	(4%)	3,275	3,274	—
Equity securities, trading [1]	1,043	131	803	(597)	(1,890)	NM	NM	(905)	(1,684)	(86%)

Total net investment income (loss)	2,116	1,220	1,911	507	(828)	NM	NM	2,370	1,590	(33%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(146)	(74)	(119)	(31)	(71)	51%	(129%)	(778)	(221)	72%
OTTI losses recognized in other comprehensive income	31	15	64	8	11	(65%)	38%	403	83	(79%)

Net OTTI losses recognized in earnings	(115)	(59)	(55)	(23)	(60)	48%	(161%)	(375)	(138)	63%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(142)	(30)	(348)	92	635	NM	NM	(147)	379	NM

Total net realized capital gains (losses)	(257)	(89)	(403)	69	575	NM	NM	(522)	241	NM
Other revenues	66	72	64	61	63	(5%)	3%	195	188	(4%)

Total revenues	6,602	5,930	6,300	5,401	4,520	(32%)	(16%)	16,119	16,221	1%

Benefits, losses and loss adjustment expenses	3,037	3,263	3,178	3,976	4,006	32%	1%	9,762	11,160	14%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	1,043	131	803	(597)	(1,889)	NM	NM	(905)	(1,683)	(86%)
Amortization of deferred policy acquisition costs and present value of future profits	431	514	664	835	1,320	NM	58%	2,013	2,819	40%
Insurance operating costs and expenses	1,046	1,135	1,120	1,224	1,059	1%	(13%)	3,272	3,403	4%
Interest expense	128	128	128	128	128	—	—	380	384	1%

Total benefits and expenses	5,685	5,171	5,893	5,566	4,624	(19%)	(17%)	14,522	16,083	11%

Income (loss) from continuing operations before income taxes	917	759	407	(165)	(104)	NM	37%	1,597	138	(91%)

Income tax expense (benefit)	252	175	58	(269)	(101)	NM	62%	437	(312)	NM

Income (loss) from continuing operations	665	584	349	104	(3)	NM	NM	1,160	450	(61%)

Income (loss) from discontinued operations, net of tax	1	35	162	(80)	3	NM	NM	(99)	85	NM

Net income	666	619	511	24	—	(100%)	(100%)	1,061	535	(50%)

Less: Income (loss) from discontinued operations, net of tax	1	35	162	(80)	3	NM	NM	(99)	85	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2]	(40)	55	(237)	92	(36)	10%	NM	(283)	(181)	36%

Core earnings	$705	$529	$586	$12	$33	(95%)	175%	$1,443	$631	(56%)

[1]
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2010 AND SEPTEMBER 30, 2011

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,
	2010	2011	Change	2010	2011	Change	2010	2011	Change	2010	2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$54,329	4%	$25,114	$25,933	3%	$277	$1	(100%)	$77,820	$80,263	3%
Fixed maturities, at fair value using the fair value option	639	1,314	106%	10	9	(10%)	—	—	—	649	1,323	104%
Equity securities, trading, at fair value	32,820	30,770	(6%)	—	—	—	—	—	—	32,820	30,770	(6%)
Equity securities, available-for-sale, at fair value	502	563	12%	374	330	(12%)	97	96	(1%)	973	989	2%
Mortgage loans	3,915	4,779	22%	372	683	84%	202	128	(37%)	4,489	5,590	25%
Policy loans, at outstanding balance	2,181	2,176	—	—	—	—	—	—	—	2,181	2,176	—
Limited partnerships and other alternative investments	957	1,320	38%	961	1,186	23%	—	—	—	1,918	2,506	31%
Other investments	1,486	2,717	83%	83	113	36%	48	27	(44%)	1,617	2,857	77%
Short-term investments	5,631	6,619	18%	1,117	792	(29%)	1,780	2,293	29%	8,528	9,704	14%

Total investments	100,560	104,587	4%	28,031	29,046	4%	2,404	2,545	6%	130,995	136,178	4%
Cash	1,809	2,394	32%	250	188	(25%)	3	7	133%	2,062	2,589	26%
Premiums receivable and agents’ balances	362	333	(8%)	2,911	3,192	10%	—	—	—	3,273	3,525	8%
Reinsurance recoverables	1,991	2,395	20%	2,871	2,858	—	—	—	—	4,862	5,253	8%
Deferred policy acquisition costs and present value of future profits	8,594	7,450	(13%)	1,263	1,279	1%	—	—	—	9,857	8,729	(11%)
Deferred income taxes	1,786	(137)	NM	966	661	(32%)	973	1,087	12%	3,725	1,611	(57%)
Goodwill	470	470	—	149	149	—	432	417	(3%)	1,051	1,036	(1%)
Property and equipment, net	398	387	(3%)	729	628	(14%)	23	14	(39%)	1,150	1,029	(11%)
Other assets	573	356	(38%)	952	1,351	42%	104	18	(83%)	1,629	1,725	6%
Separate account assets	159,742	143,923	(10%)	—	—	—	—	—	—	159,742	143,923	(10%)

Total assets	$276,285	$262,158	(5%)	$38,122	$39,352	3%	$3,939	$4,088	4%	$318,346	$305,598	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	19,417	5%	21,025	21,617	3%	—	—	—	$39,598	$41,034	4%
Other policyholder funds and benefits payable	44,550	45,868	3%	—	—	—	—	—	—	44,550	45,868	3%
Other policyholder funds and benefits payable - International variable annuities	32,793	30,734	(6%)	—	—	—	—	—	—	32,793	30,734	(6%)
Unearned premiums	173	181	5%	5,005	5,230	4%	(2)	(2)	—	5,176	5,409	5%
Debt	—	—	—	—	—	—	6,607	6,617	—	6,607	6,617	—
Consumer notes	382	349	(9%)	—	—	—	—	—	—	382	349	(9%)
Other liabilities	5,604	5,124	(9%)	1,756	2,047	17%	1,827	1,712	(6%)	9,187	8,883	(3%)
Separate account liabilities	159,742	143,923	(10%)	—	—	—	—	—	—	159,742	143,923	(10%)

Total liabilities	261,817	245,596	(6%)	27,786	28,894	4%	8,432	8,327	(1%)	298,035	282,817	(5%)

Common equity, excluding AOCI	14,247	14,929	5%	10,379	9,917	(4%)	(3,870)	(3,686)	5%	20,756	21,160	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	221	1,633	NM	(43)	541	NM	(1,179)	(1,109)	6%	(1,001)	1,065	NM

Total stockholders’ equity	14,468	16,562	14%	10,336	10,458	1%	(4,493)	(4,239)	6%	20,311	22,781	12%

Total liabilities and equity	$276,285	$262,158	(5%)	$38,122	$39,352	3%	$3,939	$4,088	4%	$318,346	$305,598	(4%)

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2010	2010	2011	2011	2011	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$—	$400	$400	$400	$400	NM	—
Senior notes	4,880	4,480	4,480	4,480	4,480	(8%)	—
Junior subordinated debentures	1,723	1,727	1,730	1,734	1,737	1%	—

Total debt [1]	$6,603	$6,607	$6,610	$6,614	$6,617	—	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$20,159	$20,756	$21,207	$21,196	$21,160	5%	—
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	194	(1,001)	(764)	(77)	1,065	NM	NM

Total stockholders’ equity	$20,909	$20,311	$21,000	$21,675	$22,781	9%	5%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$27,512	$26,918	$27,610	$28,289	$29,398	7%	4%

Total capitalization, excluding AOCI, net of tax	$27,318	$27,919	$28,373	$28,366	$28,333	4%	—

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	24.0%	24.5%	23.9%	23.4%	22.5%	(1.5)	(0.9)

Total debt to capitalization, excluding AOCI	24.2%	23.7%	23.3%	23.3%	23.4%	(0.8)	0.1

Total rating agency adjusted debt to capitalization [2] [3]	27.6%	28.5%	27.9%	27.2%	26.2%	(1.4)	(1.0)

[1]
The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $384, $382, $382, $368 and $349 as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

[2]
Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.5 billion, $1.6 billion, $1.5 billion and $1.5 billion for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

[3]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2011	December 31, 2010

P&C U.S. Statutory Capital and Surplus [1]	$7,392	$7,721

GAAP Adjustments
Deferred policy acquisition costs	1,279	1,263
Benefit reserves	(62)	(70)
GAAP unrealized gains (losses) on investments, net of tax	542	(57)
Goodwill	149	149
Non-admitted assets	1,181	1,247
Other, net	(23)	83

P&C GAAP Stockholders’ Equity	$10,458	$10,336

Life U.S. Statutory Capital and Surplus [1]	$7,414	$7,731

GAAP Adjustments
Investment in subsidiaries	3,456	2,699
Deferred policy acquisition costs	7,450	8,594
Deferred taxes	(2,192)	(777)
Benefit reserves	(2,580)	(4,097)
Unrealized losses on investments, net of impairments	2,452	306
Asset valuation reserve and interest maintenance reserve	684	420
Goodwill	470	461
Other, net	(592)	(869)

Life GAAP Stockholders’ Equity	$16,562	$14,468

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2010	2010	2011	2011	2011	Change	Change

Fixed maturities net unrealized gain (loss)	$389	$(562)	$(306)	$251	$1,197	NM	NM
Equities net unrealized gain (loss)	(42)	(26)	28	7	(68)	(62%)	NM
Other-than-temporary impairment losses recognized in AOCI	(127)	(108)	(103)	(107)	(97)	24%	9%
Net deferred gain on cash-flow hedging instruments	565	385	317	388	542	(4%)	40%

Total net unrealized gain (loss)	785	(311)	(64)	539	1,574	101%	192%
Foreign currency translation adjustments	404	488	456	514	597	48%	16%
Pension and other postretirement adjustment	(995)	(1,178)	(1,156)	(1,130)	(1,106)	(11%)	2%

Total accumulated other comprehensive income (loss)	$194	$(1,001)	$(764)	$(77)	$1,065	NM	NM

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Numerator:
Net income	$666	$619	$511	$24	$—	$1,061	$535
Less: MCP dividends	10	11	10	11	10	22	31
Less: Capital Purchase Program (“CPP”) preferred dividends and accretion of discount	—	—	—	—	—	482	—

Net income (loss) available to common shareholders	656	608	501	13	(10)	557	504
Add: Impact of assumed conversion of preferred shares to common [4]	10	11	10	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	666	619	511	13	(10)	557	504

Net income (loss) available to common shareholders	656	608	501	13	(10)	557	504
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(40)	55	(237)	92	(36)	(283)	(181)
Less: Income (loss) from discontinued operations	1	35	162	(80)	3	(99)	85

Core earnings available to common shareholders	695	518	576	1	23	939	600
Add: Impact of assumed conversion of preferred shares to common [4]	10	11	10	—	—	22	—

Core earnings available to common shareholders and assumed conversion of preferred shares	$705	$529	$586	$1	$23	$961	$600

Denominator:
Weighted average common shares outstanding (basic)	444.1	444.3	444.6	445.1	445.3	427.2	445.0
Dilutive effect of stock compensation	1.4	1.3	1.8	1.0	0.7	1.3	1.2
Dilutive effect of CPP Warrants [2]	29.0	31.4	34.0	32.9	27.4	31.3	31.4
Dilutive effect of Allianz warrants [3]	—	—	7.1	3.4	—	1.3	3.4

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	474.5	477.0	487.5	482.4	473.4	461.1	481.0
Dilutive effect of assumed conversion of MCP [4]	20.8	20.8	20.7	—	—	14.9	—

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	495.3	497.8	508.2	482.4	473.4	476.0	481.0

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.48	$1.37	$1.13	$0.03	$(0.02)	$1.30	$1.13
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.08)	0.12	(0.53)	0.21	(0.08)	(0.67)	(0.41)
Less: Income (loss) from discontinued operations	—	0.08	0.36	(0.18)	0.01	(0.23)	0.19

Core earnings available to common shareholders	$1.56	$1.17	$1.30	$0.00	$0.05	$2.20	$1.35

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$1.38	$1.27	$1.03	$0.03	$(0.02)	$1.21	$1.05
Add: Impact of assumed conversion of preferred shares to common [4]	(0.04)	(0.03)	(0.02)	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	$1.34	$1.24	$1.01	$0.03	$(0.02)	$1.21	$1.05

Net income (loss) available to common shareholders	$1.38	$1.27	$1.03	$0.03	$(0.02)	$1.21	$1.05
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.08)	0.11	(0.47)	0.19	(0.08)	(0.61)	(0.38)
Less: Income (loss) from discontinued operations	—	0.07	0.32	(0.16)	0.01	(0.21)	0.18

Core earnings available to common shareholders	1.46	1.09	1.18	0.00	0.05	2.04	1.25
Add: Impact of assumed conversion of preferred shares to common [4]	(0.04)	(0.03)	(0.03)	—	—	(0.02)	—

Core earnings available to common shareholders and assumed conversion of preferred shares	$1.42	$1.06	$1.15	$0.00	0.05	$2.02	$1.25

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]
The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the third quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.729 from $9.754.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]
The Hartford issued $575 of mandatory convertible preferred stock which, at June 30, 2010, June 30, 2011 and September 30, 2011, would have been convertible into 20.8 million, 20.7 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$88	$(29)	$(49)	$151	$73	(17%)	(52%)	$209	$175	(16%)
Net impairment (gains) losses	(104)	(38)	(29)	(1)	(42)	60%	NM	(282)	(72)	74%
Japanese fixed annuity contract hedges, net	7	4	(11)	15	(5)	NM	NM	14	(1)	NM
Results of variable annuity hedge program
GMWB derivatives, net	132	126	33	(70)	(178)	NM	(154%)	(19)	(215)	NM
Macro hedge program	(187)	(79)	(196)	56	365	NM	NM	(69)	225	NM

Total results of variable annuity hedge program	(55)	47	(163)	(14)	187	NM	NM	(88)	10	NM
Other net gain (loss) [1]	24	80	20	(59)	(245)	NM	NM	(136)	(284)	(109%)

Total net realized capital gains (losses), after-tax and DAC	$(40)	$64	$(232)	$92	$(32)	20%	NM	$(283)	$(172)	39%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(40)	$64	$(232)	$92	$(32)	20%	NM	$(283)	$(172)	39%
Less: total net realized capital gains (losses) included in core earnings (losses)	—	9	5	—	4	NM	NM	—	9	NM

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(40)	$55	$(237)	$92	$(36)	10%	NM	$(283)	$(181)	36%

[1]	Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2010	2010	2011	2011	2011

Numerator [1]:
Net income available to common shareholders — last 12 months	$1,074	$1,198	$1,872	$1,820	$1,154
Core earnings available to common shareholders — last 12 months	$1,588	$1,490	$2,013	$1,832	$1,160

Denominator [2]:
Average common stockholders’ equity, including AOCI	17,712.5	17,608.0	19,419.5	20,283.0	21,845.0
Less: Average AOCI	(1,511.5)	(2,156.5)	(1,570.5)	(728.0)	629.0

Average common stockholders’ equity, excluding AOCI	19,224.0	19,764.5	20,990.0	21,011.0	21,216.0

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	6.1%	6.8%	9.6%	9.0%	5.3%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	8.3%	7.5%	9.6%	8.7%	5.5%

[1]	For a reconciliation of net income to core earnings, see page 8.

[2]
Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]
When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty		Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Group Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated

Three months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$8	$—	$8	$1	$(329)	$11	$2	$(1)	$(317)	$48	$(260)
Less: Impacts of DAC	—	—	—	—	(202)	(8)	10	—	(200)	2	(198)
Less: Impacts of tax	3	(2)	1	—	(42)	7	(3)	—	(38)	15	(22)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$5	$2	$7	$1	$(85)	$12	$(5)	$(1)	$(79)	$31	$(40)

Three months ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$16	$16	$32	$3	$(143)	$(21)	$(7)	$—	$(171)	$37	$(99)
Less: Impacts of DAC	—	—	—	—	(192)	(2)	1	—	(193)	2	(191)
Less: Impacts of tax	5	6	11	1	20	(7)	(3)	(1)	9	16	37

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$10	$21	$2	$29	$(12)	$(5)	$1	$13	$19	$55

Three months ended March 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(21)	$(13)	$(34)	$(4)	$(312)	$(32)	$(9)	$1	$(352)	$(15)	$(405)
Less: Impacts of DAC	—	—	—	—	(34)	(3)	(1)	—	(38)	1	(37)
Less: Impacts of tax	(7)	(5)	(12)	(1)	(100)	(11)	(2)	—	(113)	(5)	(131)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(14)	$(8)	$(22)	$(3)	$(178)	$(18)	$(6)	$1	$(201)	$(11)	$(237)

Three months ended June 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$14	$10	$24	$3	$13	$10	$11	$—	$34	$12	$73
Less: Impacts of DAC	—	—	—	—	51	9	6	—	66	1	67
Less: Impacts of tax	(11)	(1)	(12)	(2)	(57)	(5)	(9)	—	(71)	(1)	(86)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$25	$11	$36	$5	$19	$6	$14	$—	$39	$12	$92

Three months ended September 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(49)	$7	$(43)	$(10)	$660	$23	$(2)	$—	$681	$(55)	$574
Less: Impacts of DAC	—	—	—	—	591	16	7	—	614	(6)	608
Less: Impacts of tax	(17)	2	(16)	(4)	42	1	(3)	—	40	(19)	2

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(32)	$5	$(27)	$(6)	$27	$6	$(6)	$—	$27	$(30)	$(36)

[1]
The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated

Nine months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(4)	$33	$29	$(1)	$(637)	$43	$(5)	$—	$(599)	$55	$(516)
Less: Impacts of DAC	—	—	—	—	(210)	(15)	7	—	(218)	4	(214)
Less: Impacts of tax	15	16	31	3	(108)	27	6	—	(75)	22	(19)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(19)	$17	$(2)	$(4)	$(319)	$31	$(18)	$—	$(306)	$29	$(283)

Nine months ended September 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(56)	$4	$(52)	$(11)	$361	$1	$—	$1	$363	$(58)	$242
Less: Impacts of DAC	—	—	—	—	608	22	12	—	642	(4)	638
Less: Impacts of tax	(35)	(4)	(39)	(7)	(115)	(15)	(14)	—	(144)	(25)	(215)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(21)	$8	$(13)	$(4)	$(132)	$(6)	$2	$1	$(135)	$(29)	$(181)

[1]
The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$2,482	$2,496	$2,526	$2,579	$2,553	3%	(1%)	$7,472	$7,658	2%
Fee income	15	14	16	14	16	7%	14%	40	46	15%
Net investment income	333	347	346	345	319	(4%)	(8%)	1,017	1,010	(1%)
Other revenues	26	24	23	26	28	8%	8%	72	77	7%
Net realized capital gains (losses)	4	29	(37)	23	(45)	NM	NM	20	(59)	NM

Total revenues	2,860	2,910	2,874	2,987	2,871	—	(4%)	8,621	8,732	1%

Losses and loss adjustment expenses	1,599	1,767	1,830	1,997	1,983	24%	(1%)	4,934	5,810	18%
Amortization of deferred policy acquisition costs	353	350	350	353	354	—	—	1,064	1,057	(1%)
Insurance operating costs and other expenses	427	454	472	461	451	6%	(2%)	1,322	1,384	5%

Total benefits and expenses	2,379	2,571	2,652	2,811	2,788	17%	(1%)	7,320	8,251	13%

Income from continuing operations before income taxes	481	339	222	176	83	(83%)	(53%)	1,301	481	(63%)

Income tax expense [1]	136	87	44	11	4	(97%)	(64%)	385	59	(85%)

Income from continuing operations	345	252	178	165	79	(77%)	(52%)	916	422	(54%)

Income (loss) from discontinued operations, net of tax	7	1	160	(3)	(2)	NM	33%	11	155	NM

Net income	352	253	338	162	77	(78%)	(52%)	927	577	(38%)

Less: Income (loss) from discontinued operations, net of tax	7	1	160	(3)	(2)	NM	33%	11	155	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1][2]	7	21	(22)	36	(27)	NM	NM	(2)	(13)	NM

Core earnings	$338	$231	$200	$129	$106	(69%)	(18%)	$918	$435	(53%)

[1]	The three months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,447	$1,449	$1,645	$1,498	$1,551	7%	4%	$4,347	$4,694	8%
Change in unearned premium reserve	8	(17)	147	(19)	(2)	NM	89%	69	126	83%

Earned premiums	1,439	1,466	1,498	1,517	1,553	8%	2%	4,278	4,568	7%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	888	945	962	950	1,085	22%	14%	2,634	2,997	14%
Current accident year catastrophes	13	18	46	166	93	NM	(44%)	134	305	128%
Prior accident years [2]	(118)	(22)	(6)	31	(9)	92%	NM	(339)	16	NM

Total losses and loss adjustment expenses	783	941	1,002	1,147	1,169	49%	2%	2,429	3,318	37%

Underwriting expenses [3]	434	443	455	455	454	5%	—	1,336	1,364	2%
Dividends to policyholders	4	5	4	4	5	25%	25%	—	13	—

Underwriting results	218	77	37	(89)	(75)	NM	16%	513	(127)	NM

Net investment income	226	242	242	239	217	(4%)	(9%)	693	698	1%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(2)	(2)	(1)	(2)	33%	(100%)	(7)	(5)	29%
Other expenses	(26)	(45)	(40)	(34)	(35)	(35%)	(3%)	(93)	(109)	(17%)
Income tax expense	121	71	56	16	19	(84%)	19%	316	91	(71%)

Core earnings	294	201	181	99	86	(71%)	(13%)	790	366	(54%)

Add: Net realized capital gains (losses), after-tax [4]	5	11	(14)	25	(32)	NM	NM	(19)	(21)	(11%)

Income from continuing operations, net of tax	299	212	167	124	54	(82%)	(56%)	771	345	(55%)

Add: Income (loss) from discontinued operations, net of tax	7	1	160	(3)	(2)	NM	33%	11	155	NM

Net Income	$306	$213	$327	$121	$52	(83%)	(57%)	$782	$500	(36%)

[1]	The three months ended December 31, 2010 included current accident year reserve strengthening of $44 primarily driven by workers compensation and programs business. The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business.

[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Auto liability	(26)	(3)	(1)	—	(4)	(51)	(5)
Workers’ compensation	(34)	(17)	(1)	4	7	(53)	10
Package business	(11)	1	(7)	3	(42)	(20)	(46)
General liability	(47)	(14)	6	6	(8)	(94)	4
Professional liability	(8)	(1)	(9)	2	29	(87)	22
Fidelity & Surety	—	4	—	(2)	(7)	(9)	(9)
Commercial Property	1	(3)	2	(7)	1	(13)	(4)
Uncollectible reinsurance	—	—	—	—	—	(30)	—
Discount accretion on workers’ compensation	7	6	7	10	15	20	32
Catastrophes	1	—	(5)	10	2	1	7
Other reserve re-estimates, net	(1)	5	2	5	(2)	(3)	5

Total prior accident years development	(118)	(22)	(6)	31	(9)	(339)	16

[3]	The nine months ended September 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,447	$1,449	$1,645	$1,498	$1,551	7%	4%	$4,347	$4,694	8%
Change in unearned premium reserve	8	(17)	147	(19)	(2)	NM	89%	69	126	83%

Earned premiums	1,439	1,466	1,498	1,517	1,553	8%	2%	4,278	4,568	7%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	888	945	962	950	1,085	22%	14%	2,634	2,997	14%
Current accident year catastrophes	13	18	46	166	93	NM	(44%)	134	305	128%
Prior accident years [2]	(118)	(22)	(6)	31	(9)	92%	NM	(339)	16	NM

Total losses and loss adjustment expenses	783	941	1,002	1,147	1,169	49%	2%	2,429	3,318	37%

Underwriting expenses [3]	434	443	455	455	454	5%	—	1,336	1,364	2%
Dividends to policyholders	4	5	4	4	5	25%	25%	—	13	—

Underwriting results	218	77	37	(89)	(75)	NM	16%	513	(127)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.8	64.4	64.3	62.6	69.9	(8.1)	(7.3)	61.6	65.6	(4.0)
Current accident year catastrophes	0.9	1.2	3.1	11.0	6.0	(5.1)	5.0	3.1	6.7	(3.6)
Prior accident years [2] [4]	(8.2)	(1.5)	(0.4)	2.1	(0.6)	(7.6)	2.7	(7.9)	0.4	(8.3)

Total losses and loss adjustment expenses	54.5	64.2	66.9	75.6	75.3	(20.8)	0.3	56.8	72.6	(15.8)

Expenses	30.1	30.2	30.4	30.0	29.2	0.9	0.8	31.2	29.9	1.3
Policyholder dividends	0.3	0.3	0.3	0.3	0.3	—	—	—	0.3	(0.3)

Combined ratio	84.9	94.7	97.5	105.8	104.8	(19.9)	1.0	88.0	102.8	(14.8)

Catastrophes
Current year	0.9	1.2	3.0	11.0	6.0	(5.1)	5.0	3.1	6.7	(3.6)
Prior year	—	—	(0.3)	0.7	0.1	(0.1)	0.6	—	0.2	(0.2)

Catastrophe ratio	0.9	1.3	2.7	11.6	6.1	(5.2)	5.5	3.1	6.8	(3.7)

Combined ratio before catastrophes	84.0	93.5	94.8	94.2	98.7	(14.7)	(4.5)	84.9	96.0	(11.1)

Combined ratio before catastrophes and prior year development	92.2	95.0	94.9	92.8	99.4	(7.2)	(6.6)	92.8	95.8	(3.0)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases [5]	1%	1%	3%	3%	4%	3%	1%	1%	3%	2%

Standard Commercial Lines Policy Count Retention [5]	83%	83%	83%	82%	82%	(1%)	—	84%	82%	(2%)

New Business Premium $	$279	$270	$303	$286	$271	(3%)	(5%)	$852	$860	1%

Standard Commercial Lines Policies in Force [5]	1,201,862	1,211,047	1,229,758	1,250,152	1,256,229	5%	—

[1]	The three months ended December 31, 2010 included current accident year reserve strengthening of $44, or 3 points, primarily driven by workers compensation and programs business. The three months ended September 30, 2011 included current accident year reserve strengthening of $47, or 3.0 points, predominantly related to workers compensation business.

[2]	Refer to footnote 1 on page 14 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

[3]	The nine months ended September 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Direct premiums	$1,036	$1,025	$1,024	$1,058	$996	(4%)	(6%)	$3,175	$3,078	(3%)
Reinsurance premiums	7	5	4	4	4	(43%)	—	19	12	(37%)

Net premiums	1,043	1,030	1,028	1,062	1,000	(4%)	(6%)	3,194	3,090	(3%)

Administrative Services Only (“ASO”) fees	10	10	11	11	11	10%	—	29	33	14%
Other fees	5	4	5	3	5	—	67%	11	13	18%

Total fee income	15	14	16	14	16	7%	14%	40	46	15%

Total premiums and other considerations	1,058	1,044	1,044	1,076	1,016	(4%)	(6%)	3,234	3,136	(3%)

Net investment income
Net investment income on G/A assets	96	95	95	96	92	(4%)	(4%)	296	283	(4%)
Net investment income on assigned capital	11	10	9	10	10	(9%)	—	28	29	4%

Total net investment income	107	105	104	106	102	(5%)	(4%)	324	312	(4%)
Net realized capital losses — core	(1)	(1)	(1)	—	(1)	—	—	(2)	(2)	—

Total core revenues	1,164	1,148	1,147	1,182	1,117	(4%)	(5%)	3,556	3,446	(3%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	—	16	(13)	10	7	—	(30%)	33	4	(88%)

Total revenues	1,164	1,164	1,134	1,192	1,124	(3%)	(6%)	3,589	3,450	(4%)

Benefits and Expenses
Benefits and losses
Death benefits	296	286	340	319	300	1%	(6%)	931	959	3%
Other contract benefits	479	481	488	478	486	1%	2%	1,384	1,452	5%
Change in reserve	41	59	—	53	28	(32%)	(47%)	190	81	(57%)

Total benefits and losses	816	826	828	850	814	—	(4%)	2,505	2,492	(1%)

Other insurance expenses
Commissions & wholesaling expenses	139	125	136	136	125	(10%)	(8%)	421	397	(6%)
Operating expenses	127	133	133	135	135	6%	—	389	403	4%
Premium taxes and other expenses [1]	22	25	31	23	21	(5%)	(9%)	68	75	10%

Subtotal — expenses before deferral	288	283	300	294	281	(2%)	(4%)	878	875	—
Deferred policy acquisition costs	(13)	(11)	(14)	(13)	(13)	—	—	(39)	(40)	(3%)

Total other insurance expense	275	272	286	281	268	(3%)	(5%)	839	835	—
Amortization of deferred policy acquisition costs	15	15	14	14	14	(7%)	—	46	42	(9%)

Total benefits and expenses	1,106	1,113	1,128	1,145	1,096	(1%)	(4%)	3,390	3,369	(1%)
Core earnings before income taxes	58	35	19	37	21	(64%)	(43%)	166	77	(54%)
Income tax expense	14	5	—	7	1	(93%)	(86%)	38	8	(79%)

Core Earnings	44	30	19	30	20	(55%)	(33%)	128	69	(46%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	2	10	(8)	11	5	150%	(55%)	17	8	(53%)

Net income	46	40	11	41	25	(46%)	(39%)	145	77	(47%)

After-Tax Profit as % of Revenues
Core earnings	3.8%	2.6%	1.7%	2.6%	1.8%	(2.0)	(0.8)	3.7%	2.0%	(1.7)
Net income	4.0%	3.4%	1.0%	3.6%	2.2%	(1.8)	(1.4)	4.1%	2.3%	(1.8)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$472	$470	$462	$452	$452	(4%)	—	$1,422	$1,366	(4%)
Group life	513	513	516	512	501	(2%)	(2%)	1,539	1,529	(1%)
Other	58	47	50	49	47	(19%)	(4%)	175	146	(17%)

Total fully insured — ongoing premiums	$1,043	$1,030	$1,028	$1,013	$1,000	(4%)	(1%)	$3,136	$3,041	(3%)

Total buyouts [1]	—	—	—	49	—	—	(100%)	58	49	(16%)

Total premiums	1,043	1,030	1,028	1,062	$1,000	(4%)	(6%)	3,194	3,090	(3%)
Group disability — premium equivalents [2]	101	99	105	107	109	8%	2%	295	321	9%

Total premiums and premium equivalent	$1,144	$1,129	$1,133	$1,169	$1,109	(3%)	(5%)	$3,489	$3,411	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$37	$37	$109	$41	$36	(3%)	(12%)	$200	$186	(7%)
Group life	58	47	128	48	53	(9%)	10%	285	229	(20%)
Other	5	2	7	3	2	(60%)	(33%)	12	12	—

Total fully insured — ongoing sales	100	86	244	92	91	(9%)	(1%)	497	427	(14%)

Total buyouts [1]	—	—	—	49	(1)	—	NM	58	48	(17%)

Total sales	100	86	244	141	90	(10%)	(36%)	555	475	(14%)
Group disability premium equivalents [2]	18	8	47	22	23	28%	5%	84	92	10%

Total sales and premium equivalents	$118	$94	$291	$163	$113	(4%)	(31%)	$639	$567	(11%)

RATIOS [3]
Loss Ratio	77.1%	79.1%	79.3%	78.0%	80.1%	3.0	2.1	77.0%	79.1%	2.1
Expense Ratio [4]	27.4%	27.5%	28.7%	28.7%	27.8%	0.4	(0.9)	27.9%	28.4%	0.5

GAAP RESERVES [5]
Group disability	$5,069	$5,127	$5,164	$5,225	5,259	4%	1%
Group life	1,244	1,250	1,217	1,210	1,206	(3%)	—
Other	82	79	76	75	75	(9%)	—

Total GAAP reserves	$6,395	$6,456	$6,457	$6,510	$6,540	2%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	ASO fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.

[5]	Reserve balances for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 are net of reinsurance recoverables of $200, $209, $212, $219 and $225, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$985	$971	$956	$939	$930	(6%)	(1%)	$2,976	$2,825	(5%)
Net investment income	46	48	50	49	46	—	(6%)	139	145	4%
Other revenues	40	49	40	36	35	(13%)	(3%)	123	111	(10%)
Net realized capital gains (losses)	1	2	(4)	2	(10)	NM	NM	(2)	(12)	NM

Total revenues	1,072	1,070	1,042	1,026	1,001	(7%)	(2%)	3,236	3,069	(5%)

Losses and loss adjustment expenses	689	739	599	904	767	11%	(15%)	2,212	2,270	3%
Amortization of deferred policy acquisition costs	167	164	161	160	159	(5%)	(1%)	503	480	(5%)
Insurance operating costs and other expenses [1]	118	128	120	240	106	(10%)	(56%)	365	466	28%

Total benefits and expenses	974	1,031	880	1,304	1,032	6%	(21%)	3,080	3,216	4%

Income (loss) before income taxes	98	39	162	(278)	(31)	NM	89%	156	(147)	NM

Income tax expense (benefit)	28	9	52	(104)	(15)	NM	86%	43	(67)	NM

Net income (loss)	70	30	110	(174)	(16)	NM	91%	113	(80)	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	1	2	(3)	5	(6)	NM	NM	(4)	(4)	—

Core earnings (losses)	$69	$28	$113	$(179)	$(10)	NM	94%	$117	$(76)	NM

[1]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,014	$896	$884	$969	$964	(5%)	(1%)	$2,990	$2,817	(6%)
Change in unearned premium reserve	29	(75)	(72)	30	34	17%	13%	14	(8)	NM

Earned premiums	985	971	956	939	930	(6%)	(1%)	2,976	2,825	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	681	703	616	623	663	(3%)	6%	2,034	1,902	(6%)
Current accident year catastrophes	42	71	32	281	113	169%	(60%)	229	426	86%
Prior accident years [1]	(34)	(35)	(49)	—	(9)	74%	—	(51)	(58)	(14%)

Total losses and loss adjustment expenses	689	739	599	904	767	11%	(15%)	2,212	2,270	3%

Underwriting expenses	238	237	233	236	226	(5%)	(4%)	720	695	(3%)

Underwriting results	58	(5)	124	(201)	(63)	NM	69%	44	(140)	NM

Net investment income	46	48	50	49	46	—	(6%)	139	145	4%
Periodic net coupon settlements on credit derivatives, before-tax	—	(1)	—	(1)	—	—	100%	(1)	(1)	—
Other expenses [2]	(7)	(6)	(8)	(128)	(4)	43%	97%	(25)	(140)	NM
Income tax benefit (expense)	28	8	53	(102)	(11)	NM	89%	40	(60)	NM

Core earnings (losses)	69	28	113	(179)	(10)	NM	94%	117	(76)	NM

Add: Net realized capital gains (losses), after-tax [3]	1	2	(3)	5	(6)	NM	NM	(4)	(4)	—

Net income (loss)	$70	$30	$110	$(174)	$(16)	NM	91%	$113	$(80)	NM

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Auto liability	$(41)	$(33)	$(55)	$(9)	$(19)	$(82)	$(83)
Homeowners	3	(4)	(14)	1	14	27	1
Catastrophes	8	(1)	19	9	—	11	28
Other reserve re-estimates, net	(4)	3	1	(1)	(4)	(7)	(4)

Total prior accident years development	$(34)	$(35)	$(49)	$—	$(9)	$(51)	$(58)

[2]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,014	$896	$884	$969	$964	(5%)	(1%)	$2,990	$2,817	(6%)
Change in unearned premium reserve	29	(75)	(72)	30	34	17%	13%	14	(8)	NM

Earned premiums	985	971	956	939	930	(6%)	(1%)	2,976	2,825	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	681	703	616	623	663	(3%)	6%	2,034	1,902	(6%)
Current accident year catastrophes	42	71	32	281	113	169%	(60%)	229	426	86%
Prior accident years [1]	(34)	(35)	(49)	—	(9)	74%	—	(51)	(58)	(14%)

Total losses and loss adjustment expenses	689	739	599	904	767	11%	(15%)	2,212	2,270	3%

Underwriting expenses	238	237	233	236	226	(5%)	(4%)	720	695	(3%)

Underwriting results	58	(5)	124	(201)	(63)	NM	69%	44	(140)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	69.2	72.4	64.3	66.5	71.3	(2.1)	(4.8)	68.4	67.3	1.1
Current accident year catastrophes	4.3	7.3	3.4	29.9	12.2	(7.9)	17.7	7.7	15.1	(7.4)
Prior accident years [1]	(3.5)	(3.6)	(5.1)	—	(1.0)	(2.5)	1.0	(1.7)	(2.1)	0.4

Total losses and loss adjustment expenses	70.0	76.0	62.6	96.4	82.5	(12.5)	13.9	74.4	80.4	(6.0)

Expenses	24.1	24.4	24.4	25.1	24.3	(0.2)	0.8	24.2	24.6	(0.4)

Combined ratio	94.1	100.4	87.0	121.5	106.8	(12.7)	14.7	98.5	105.0	(6.5)

Catastrophes
Current year	4.3	7.3	3.4	29.9	12.2	(7.9)	17.7	7.7	15.1	(7.4)
Prior year	0.7	—	2.0	1.0	—	0.7	1.0	0.4	1.0	(0.6)

Catastrophe ratio	5.1	7.2	5.4	30.8	12.2	(7.1)	18.6	8.0	16.1	(8.1)

Combined ratio before catastrophes	89.1	93.2	81.6	90.6	94.6	(5.5)	(4.0)	90.5	88.9	1.6

Combined ratio before catastrophes and prior year development	93.3	96.8	88.7	91.6	95.6	(2.3)	(4.0)	92.6	91.9	0.7

PRODUCT
Automobile	93.3	103.1	85.7	99.5	100.3	(7.0)	(0.8)	95.2	95.1	0.1
Homeowners	96.3	94.1	89.2	172.8	122.1	(25.8)	50.7	107.4	127.9	(20.5)

Total	94.1	100.4	87.0	121.5	106.8	(12.7)	14.7	98.5	105.0	(6.5)

[1]	Refer to footnote 1 on page 19 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec, 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$743	$653	$647	$724	$717	(3%)	(1%)	$2,167	$2,088	(4%)
Agency	258	231	224	233	232	(10%)	—	783	689	(12%)
Other	13	12	13	12	15	15%	25%	40	40	—

Total	$1,014	$896	$884	$969	$964	(5%)	(1%)	$2,990	$2,817	(6%)

EARNED PREMIUMS [1]

AARP	$712	$707	$698	$694	$687	(4%)	(1%)	$2,144	$2,079	(3%)
Agency	259	251	243	234	229	(12%)	(2%)	789	706	(11%)
Other	14	13	15	11	14	—	27%	43	40	(7%)

Total	$985	$971	$956	$939	$930	(6%)	(1%)	$2,976	$2,825	(5%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$700	$630	$641	$665	$657	(6%)	(1%)	$2,115	$1,963	(7%)
Homeowners	314	266	243	304	307	(2%)	1%	875	854	(2%)

Total	$1,014	$896	$884	$969	$964	(5%)	(1%)	$2,990	$2,817	(6%)

EARNED PREMIUMS [1]

Automobile	$698	$684	$672	$657	$649	(7%)	(1%)	$2,122	$1,978	(7%)
Homeowners	287	287	284	282	281	(2%)	—	854	847	(1%)

Total	$985	$971	$956	$939	$930	(6%)	(1%)	$2,976	$2,825	(5%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	8%	7%	7%	6%	4%	(4%)	(2%)	6%	5%	(1%)
Homeowners	11%	10%	9%	9%	8%	(3%)	(1%)	9%	8%	(1%)

Policy Count Retention
Automobile	82%	81%	82%	82%	83%	1%	1%	83%	82%	(1%)
Homeowners	84%	84%	83%	84%	84%	—	—	85%	83%	(2%)

New Business Premium $
Automobile	$74	$62	$66	$75	$80	8%	7%	$249	$221	(11%)
Homeowners	$26	$20	$19	$23	$26	—	13%	$86	$68	(21%)

Policies in force
Automobile	2,287,845	2,226,351	2,178,719	2,137,351	2,106,385	(8%)	(1%)
Homeowners	1,455,921	1,426,107	1,402,264	1,380,301	1,358,162	(7%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
REVENUES
Earned premiums [1]	$45	$39	$38	$26	$35	(22%)	35%	$98	$99	1%
Fee income [1]	1,108	1,164	1,142	1,146	1,115	1%	(3%)	3,345	3,403	2%
Net investment income (loss)
Securities available-for-sale and other	649	640	656	660	659	2%	—	1,929	1,975	2%
Equity securities held for trading [2]	1,043	131	804	(597)	(1,890)	NM	NM	(905)	(1,683)	(86%)

Total net investment income (loss)	1,692	771	1,460	63	(1,231)	NM	NM	1,024	292	(71%)
Net realized capital gains — core	3	8	2	6	11	NM	83%	10	19	90%

Total core revenues	2,848	1,982	2,642	1,241	(70)	NM	NM	4,477	3,813	(15%)

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(317)	(171)	(352)	34	681	NM	NM	(599)	363	NM

Total revenues	2,531	1,811	2,290	1,275	611	(76%)	(52%)	3,878	4,176	8%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1][3]	706	761	747	780	1,238	75%	59%	2,400	2,765	15%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	1,043	131	803	(597)	(1,889)	NM	NM	(905)	(1,683)	(86%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	90	176	188	264	196	118%	(26%)	644	648	1%
Insurance operating costs and other expenses	442	468	461	452	442	—	(2%)	1,315	1,355	3%

Total benefits and expenses	2,281	1,536	2,199	899	(13)	NM	NM	3,454	3,085	(11%)

CORE EARNINGS
Core earnings before income taxes	567	446	443	342	(57)	NM	NM	1,023	728	(29%)
Income tax expense (benefit) [1][3][4]	165	120	114	30	(68)	NM	NM	242	76	(69%)

Core earnings	402	326	329	312	11	(97%)	(96%)	781	652	(17%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1][4][5]	(79)	13	(201)	39	27	NM	(31%)	(306)	(135)	56%
Income (loss) from discontinued operations	(3)	36	—	—	—	100%	—	(5)	—	100%

Net income	$320	$375	$128	$351	$38	(88%)	(89%)	$470	$517	10%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Earned Premiums	$(5)	$—	$—	$1	$(3)	$(6)	$(2)
Fee Income	5	—	(1)	2	21	17	22
Benefits, losses and loss adjustment expense	(124)	3	(49)	8	408	(40)	367
Amortization of deferred policy acquisition costs	(136)	(85)	(45)	27	(36)	(80)	(54)
Income tax expense (benefit)	91	33	32	(11)	(125)	51	(104)

Core earnings (loss)	169	49	61	(21)	(227)	80	(187)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	27	15	1	(56)	(289)	(29)	(344)
Loss from discontinued operations	(3)	(1)	—	—	—	(3)	—

Net income (loss)	$193	$63	$62	$(77)	$(516)	$48	$(531)

[2]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	The three and six months ended June 30, 2011 includes a tax benefit of $52 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[4]	The three and six months ended June 30, 2011 includes a benefit of $55 related to the release of a deferred tax valuation allowance.

[5]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
CORE EARNINGS BY SEGMENT

Global Annuity	$146	$191	$169	$224	$146	—	(35%)	$429	$539	26%

Life Insurance	57	51	55	62	56	(2%)	(10%)	169	173	2%

Retirement Plans	10	11	17	20	12	20%	(40%)	33	49	48%

Mutual Funds	20	24	27	27	24	20%	(11%)	70	78	11%

Wealth Management core earnings, excluding DAC Unlock	233	277	268	333	238	2%	(29%)	701	839	20%
DAC unlock impacts on net income	193	63	62	(77)	(516)	NM	NM	48	(531)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(106)	(2)	(202)	95	316	NM	NM	(277)	209	NM
Income (loss) from discontinued operations	—	37	—	—	—	—	—	(2)	—	100%

Wealth Management net income	320	375	128	351	38	(88%)	(89%)	470	517	10%

DAC UNLOCK IMPACT ON REVENUES

Global Annuity	3	(2)	(1)	2	—	(100%)	(100%)	3	1	(67%)

Life Insurance	(3)	2	—	1	19	NM	NM	8	20	150%

Total DAC unlock impact on core revenues	—	—	(1)	3	19	NM	NM	11	21	91%
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core earnings	(1)	(1)	—	3	—	100%	(100%)	1	3	NM

Total DAC unlock impact on revenues	(1)	(1)	(1)	6	19	NM	NM	12	24	100%

DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Global Annuity	116	47	59	(15)	(124)	NM	NM	33	(80)	NM

Life Insurance	28	(1)	(2)	(2)	(65)	NM	NM	24	(69)	NM

Retirement Plans	25	3	4	(4)	(38)	NM	NM	23	(38)	NM

DAC unlock impact on core earnings (losses) [1]	169	49	61	(21)	(227)	NM	NM	80	(187)	NM

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	27	15	1	(56)	(289)	NM	NM	(29)	(344)	NM

DAC unlock impact from discontinued operations	(3)	(1)	—	—	—	100%	—	(3)	—	100%

DAC unlock impact on net income (loss)	$193	$63	$62	$(77)	$(516)	NM	NM	$48	$(531)	NM

[1]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $(31), $28 and $18 for Global Annuity, Life Insurance and Retirement Plans, respectively. Included in the three months ended September 30, 2011 are the impacts of assumption updates of $115, $(63) and $(36) for Global Annuity, Life Insurance and Retirement Plans, respectively.

[2]	Included in the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 are income tax expense (benefits) of $13, $11, $0, $(28) and $(157), respectively. Included in the nine months ended September 30, 2010 and 2011 are income tax benefits of $(22) and $(185), respectively.

[3]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $24, $1 and $(5) for Global Annuity, Life Insurance and Retirement Plans, respectively. Included in the three months ended September 30, 2011 are the impacts of assumption updates of $(256) and $(1) for Global Annuity and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Total
	U.S.	International	Other	Life	Retirement	Mutual	Wealth
YEAR-TO-DATE	Annuity	Annuity	Annuity	Insurance	Plans	Funds	Management
Balance, December 31, 2010	$3,216	$1,680	$85	$2,661	$842	$43	$8,527
Adjustments to unrealized gains and losses on securities available — for — sale and other	240	(63)	1	99	(25)	1	253

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,456	1,617	86	2,760	817	44	8,780
Capitalization	47	—	—	239	97	26	409
Amortization — Deferred Policy Acquisition Costs	(325)	(183)	(5)	(88)	(49)	(36)	(686)
Amortization — Present Value of Future Profits	(3)	—	—	(12)	—	—	(15)
Amortization — Realized Capital Gains / Losses	15	(101)	—	(22)	(5)	—	(113)
Amortization — Unlock — Core	(150)	326	(5)	(60)	(57)	—	54
Amortization — Unlock — Non-core	(90)	(424)	—	1	(9)	—	(522)
Effect of Currency Translation Adjustment	—	83	—	—	—	—	83

Balance, September 30, 2011	2,950	1,318	76	2,818	794	34	7,990
Adjustments to unrealized gains and losses on securities available — for — sale and other	(289)	68	(1)	(282)	(99)	(2)	(605)

Balance, September 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,661	$1,386	$75	$2,536	$695	$32	$7,385

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2011	2011	2011
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,141.20	1,257.64	1,325.83	1,320.64	1,131.42

Total Account Value with Guaranteed Minimum Death Benefits (“GMDB”)	$87,742	$90,831	$90,968	$87,303	$73,831
GMDB Gross net amount of risk	15,148	10,746	8,616	8,598	15,934
% of GMDB NAR reinsured	55%	60%	63%	64%	54%
GMDB Retained net amount of risk	6,756	4,331	3,152	3,136	7,306
GMDB net GAAP liability [1]	407	367	348	347	441

Total Account Value with Guaranteed Minimum Withdrawal Benefits (“GMWB”)	41,085	43,504	44,803	42,501	35,566
GMWB Gross net amount of risk	4,090	2,321	1,296	745	3,025
% of GMWB NAR reinsured	17%	16%	17%	21%	16%
GMWB Retained net amount of risk	3,392	1,941	1,080	592	2,533
GMWB Net GAAP Liability [2]	2,597	2,083	1,330	1,176	2,276

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	83.5	81.1	82.9	80.8	77.1

Total Account Value with GMDB	$30,912	$31,249	$30,778	$30,785	$29,522
GMDB Gross net amount of risk	8,569	8,847	7,962	8,469	11,035
% of GMDB NAR reinsured	16%	14%	15%	15%	13%
GMDB Retained net amount of risk	7,233	7,593	6,750	7,233	9,583

Total Account Value with Guaranteed Minimum Income Benefits (“GMIB”)	26,731	28,655	28,835	28,526	27,471
GMIB Retained net amount of risk [2]	5,846	5,410	5,777	5,442	7,662
GMDB/GMIB net GAAP liability [1]	592	652	607	635	907

[1]	For the three months ended September 30, 2010, there was a (decrease) to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity businesses of $(69) and $(59), respectively. For the three months ended December 31, 2010 the amounts were $(51) and $(46), respectively. For the three months ended March 31, 2011 the amounts were $(25) and $(21), respectively. For the three months ended June 30, 2011, the amounts were $(10) and $17, respectively. For the three months ended September 30, 2011, the amounts were $89 and $249, respectively.

[2]	Policies with a guaranteed living benefit (a GMWB in the US or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity fees	$533	$553	$545	$541	$510	(4%)	(6%)	$1,609	$1,596	(1%)
Other fees [1]	58	55	47	51	52	(10%)	2%	148	150	1%

Total fee income	591	608	592	592	562	(5%)	(5%)	1,757	1,746	(1%)

Direct premiums	97	86	81	70	82	(15%)	17%	239	233	(3%)
Reinsurance premiums [1]	(28)	(23)	(22)	(21)	(23)	18%	(10%)	(76)	(66)	13%

Net premiums	69	63	59	49	59	(14%)	20%	163	167	2%

Total premiums and other considerations	660	671	651	641	621	(6%)	(3%)	1,920	1,913	—

Net investment income
Net investment income on G/A assets	377	369	381	380	373	(1%)	(2%)	1,192	1,134	(5%)
Net investment income on equity securities held for trading	1,043	131	803	(597)	(1,889)	NM	NM	(905)	(1,683)	(86%)
Other net investment income	49	45	36	34	39	(20%)	15%	85	109	28%

Total net investment income	1,469	545	1,220	(183)	(1,477)	NM	NM	372	(440)	NM
Net realized capital gains — core	5	10	2	6	11	120%	83%	16	19	19%

Total core revenues	2,134	1,226	1,873	464	(845)	NM	NM	2,308	1,492	(35%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(329)	(143)	(312)	13	660	NM	NM	(637)	361	NM

Total revenues	1,805	1,083	1,561	477	(185)	NM	NM	1,671	1,853	11%

Benefits and Expenses
Benefits and losses
Death benefits [1]	(56)	79	19	42	393	NM	NM	172	454	164%
Other contract benefits	146	148	145	143	150	3%	5%	423	438	4%
Change in reserve [2]	64	61	50	17	58	(9%)	NM	169	125	(26%)
Sales inducements [1]	11	3	8	14	18	64%	29%	37	40	8%
Interest credited on G/A assets [3]	243	192	217	252	229	(6%)	(9%)	749	698	(7%)
Interest credited on International variable annuities	1,043	131	803	(597)	(1,889)	NM	NM	(905)	(1,683)	(86%)

Total benefits and losses	1,451	614	1,242	(129)	(1,041)	NM	NM	645	72	(89%)

Other insurance expenses
Commissions & wholesaling expenses	117	108	114	111	100	(15%)	(10%)	364	325	(11%)
Operating expenses	83	98	87	88	87	5%	(1%)	247	262	6%
Premium taxes and other expenses [4]	12	6	10	6	26	117%	NM	35	42	20%

Subtotal — expenses before deferral	212	212	211	205	213	—	4%	646	629	(3%)
Deferred policy acquisition costs	(14)	(18)	(15)	(16)	(16)	(14%)	—	(78)	(47)	40%

Total other insurance expense	198	194	196	189	197	(1%)	4%	568	582	2%
Amortization of deferred policy acquisition costs [1]	112	99	132	194	18	(84%)	(91%)	514	344	(33%)

Total benefits and expenses	1,761	907	1,570	254	(826)	NM	NM	1,727	998	(42%)
Core earnings (loss) before income taxes	373	319	303	210	(19)	NM	NM	581	494	(15%)
Income tax expense (benefit) [1] [5]	111	81	75	1	(41)	NM	NM	119	35	(71%)

Core earnings [1]	262	238	228	209	22	(92%)	(89%)	462	459	(1%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [6]	(85)	29	(178)	19	27	NM	42%	(319)	(132)	59%
Loss from discontinued operations	(2)	(4)	—	—	—	100%	—	(2)	—	100%

Net income [1]	$175	$263	$50	$228	$49	(72%)	(79%)	$141	$327	132%

RETURN ON ASSETS (After-tax bps)
Core earnings	71.1	63.0	60.4	56.2	6.3	(91%)	(89%)	40.1	43.0	7%
Net income (loss)	47.4	69.5	13.2	61.3	14.0	(70%)	NM	12.2	30.7	152%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Other Fees	$8	$(2)	$(1)	$1	$2	$9	$2
Reinsurance Premiums	(5)	—	—	1	(3)	(6)	(2)
Death Benefits	(123)	9	(46)	6	332	(42)	292
Sales Inducements	—	(6)	(3)	2	7	3	6
Amortization of deferred policy acquisition costs	(53)	(84)	(42)	17	(146)	(16)	(171)
Income tax expense (benefit)	63	32	31	(8)	(69)	25	(46)

Core earnings (loss)	116	47	59	(15)	(124)	33	(80)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	32	15	—	(55)	(283)	(26)	(338)
Loss from discontinued operations	(3)	(1)	—	—	—	(3)	—

Net income (loss)	145	61	59	(70)	(407)	4	(418)

[2]	The three months ended June 30, 2011 include a benefit of $28, before-tax, related to the release of reserves associated with the 3 Win product.

[3]	Included in the three months ended, December 31, 2010 is a benefit of $36, before-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[4]	The three and nine months ended September 30, 2011 includes $22, before-tax, of costs associated with expected assessments related to the Executive Life Insurance Company of New York (“ELNY”) insolvency.

[5]	The three months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[6]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — U.S. ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011
VARIABLE ANNUITIES
Beginning balance	$75,961	$80,357	$83,013	$82,977	$79,347

Deposits	297	286	250	227	192
Surrenders	(2,275)	(2,723)	(2,963)	(3,141)	(2,445)
Death benefits/annuitizations/annuity payouts [1]	(361)	(398)	(419)	(392)	(344)
Transfers	(16)	(3)	(47)	(44)	(45)

Net Flows	(2,355)	(2,838)	(3,179)	(3,350)	(2,642)
Change in market value/change in reserve/interest credited	6,757	5,498	3,142	(281)	(9,989)
Other [2]	(6)	(4)	1	1	—

Ending balance	$80,357	$83,013	$82,977	$79,347	$66,716

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER

Beginning balance	$12,579	$12,397	$12,223	$12,136	$11,978
Deposits	16	19	13	20	36
Surrenders	(256)	(241)	(173)	(203)	(301)
Death benefits/annuitizations/annuity payouts [1]	(136)	(150)	(152)	(167)	(165)
Transfers	39	51	66	68	73

Net Flows	(337)	(321)	(246)	(282)	(357)
Change in market value/change in reserve/interest credited	155	147	159	124	106

Ending balance	$12,397	$12,223	$12,136	$11,978	$11,727

TOTAL U.S. ANNUITY

Beginning balance	$88,540	$92,754	$95,236	$95,113	$91,325

Deposits	313	305	263	247	228
Surrenders	(2,531)	(2,964)	(3,136)	(3,344)	(2,746)
Death benefits/annuitizations/annuity payouts [1]	(497)	(548)	(571)	(559)	(509)
Transfers	23	48	19	24	28

Net Flows	(2,692)	(3,159)	(3,425)	(3,632)	(2,999)
Change in market value/change in reserve/interest credited	6,912	5,645	3,301	(157)	(9,883)
Other [2]	(6)	(4)	1	1	—

Ending balance	$92,754	$95,236	$95,113	$91,325	$78,443

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — INTERNATIONAL ANNUITY- ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011
VARIABLE ANNUITIES
Beginning balance	$30,973	$33,177	$33,507	$33,027	$32,981
Deposits/Premiums/other	2	1	1	1	—
Surrenders	(337)	(363)	(285)	(291)	(296)
Death benefits/annuitizations/other [1]	(145)	(159)	(192)	(166)	(165)

Net Flows	(480)	(521)	(476)	(456)	(461)
Change in market value/currency/change in reserve/interest credited	850	(57)	610	(404)	(2,477)
Effect of currency translation	1,834	908	(614)	814	1,395

Ending balance	$33,177	$33,507	$33,027	$32,981	$31,438

FIXED MVA AND OTHER [2]
Beginning balance	$4,488	$4,703	$4,596	$4,463	$4,824
Surrenders	(35)	(58)	(43)	(31)	(44)
Death benefits/annuitizations/other [1]	(28)	(209)	(23)	246	(16)

Net Flows	(63)	(267)	(66)	215	(60)
Change in market value/currency/change in reserve/interest credited	13	23	31	22	19
Effect of currency translation	265	137	(98)	124	230

Ending balance	$4,703	$4,596	$4,463	$4,824	$5,013

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$35,461	$37,880	$38,103	$37,490	$37,805
Deposits/Premiums/other	2	1	1	1	—
Surrenders	(372)	(421)	(328)	(322)	(340)
Death benefits/annuitizations/other [1]	(173)	(368)	(215)	80	(181)

Net Flows	(543)	(788)	(542)	(241)	(521)
Change in market value/change in reserve/interest credited	863	(34)	641	(382)	(2,458)
Effect of currency translation	2,099	1,045	(712)	938	1,625

Ending balance	$37,880	$38,103	$37,490	$37,805	$36,451

[1]	Included in the three months ended September 30, 2011 are current period payments of $5.9 and interest credited of $16.9 related to 3 Win “GMIB” policies that annuitized in fourth quarter 2008 and first quarter 2009, which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[2]	Of the total ending fixed MVA and other balance as of September 30, 2011 of $5.0 billion, approximately $2.7 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — OTHER — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$19,950	$20,086	$19,674	$19,326	$19,230
Deposits	132	87	5	4	125
Surrenders	(250)	(478)	(455)	(234)	(197)
Death benefits/annuity payouts	(260)	(169)	(179)	(171)	(175)

Net Flows	(378)	(560)	(629)	(401)	(247)
Change in market value/change in reserve/interest credited	514	148	281	305	494

Ending balance	$20,086	$19,674	$19,326	$19,230	$19,477

[1]	Included in the balance is approximately $1.6 billion for the three months ended September 30, 2010, approximately $1.4 billion for the three months ended December 31, 2010 and March 31, 2011 and approximately $1.5 billion for the three months ended June 30, 2011 and September 30, 2011 related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable life fees	$22	$25	$25	$25	$24	9%	(4%)	$70	$74	6%
Cost of insurance charges	194	194	194	197	198	2%	1%	565	589	4%
Other fees [1]	54	74	59	58	86	59%	48%	200	203	2%

Total fee income	270	293	278	280	308	14%	10%	835	866	4%

Direct premiums	35	37	35	38	38	9%	—	103	111	8%
Reinsurance premiums	(60)	(63)	(59)	(63)	(63)	(5%)	—	(173)	(185)	(7%)

Net premiums	(25)	(26)	(24)	(25)	(25)	—	—	(70)	(74)	(6%)

Total premiums and other considerations	245	267	254	255	283	16%	11%	765	792	4%

Net investment income
Net investment income on G/A assets	131	128	137	138	138	5%	—	395	413	5%
Other net investment income (loss)	1	3	5	9	8	NM	(11%)	(4)	22	NM

Total net investment income	132	131	142	147	146	11%	(1%)	391	435	11%
Net realized capital losses — core	—	(1)	—	—	—	—	—	(1)	—	100%

Total core revenues	377	397	396	402	429	14%	7%	1,155	1,227	6%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	11	(21)	(32)	10	23	109%	130%	43	1	(98%)

Total revenues	388	376	364	412	452	16%	10%	1,198	1,228	3%

Benefits and Expenses
Benefits and losses
Death benefits	134	113	129	134	130	(3%)	(3%)	348	393	13%
Other contract benefits	8	6	8	10	12	50%	20%	29	30	3%
Change in reserve [1]	(1)	(4)	7	5	78	NM	NM	3	90	NM
Sales inducements	2	1	—	1	—	(100%)	(100%)	3	1	(67%)
Interest credited on G/A assets	85	87	92	87	89	5%	2%	264	268	2%

Total benefits and losses	228	203	236	237	309	36%	30%	647	782	21%

Other insurance expenses
Commissions & wholesaling expenses	48	51	44	46	56	17%	22%	128	146	14%
Operating expenses	65	77	64	68	69	6%	1%	196	201	3%
Premium taxes and other expenses	10	26	14	17	18	80%	6%	41	49	20%

Subtotal — expenses before deferral	123	154	122	131	143	16%	9%	365	396	8%
Deferred policy acquisition costs	(79)	(85)	(70)	(78)	(91)	(15%)	(17%)	(211)	(239)	(13%)

Total other insurance expense	44	69	52	53	52	18%	(2%)	154	157	2%
Amortization of deferred policy acquisition costs and present value of future profits [1]	(13)	52	34	34	92	NM	171%	85	160	88%

Total benefits and expenses	259	324	322	324	453	75%	40%	886	1,099	24%
Core earnings before income taxes	118	73	74	78	(24)	NM	NM	269	128	(52%)
Income tax expense (benefit) [1] [2]	33	23	21	18	(15)	NM	NM	76	24	(68%)

Core earnings (loss) [1]	85	50	53	60	(9)	NM	NM	193	104	(46%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	12	(12)	(18)	6	6	(50%)	—	31	(6)	NM

Net income (loss) [1]	$97	$38	$35	$66	$(3)	NM	NM	$224	$98	(56%)

Earnings Margin (After-tax)
Core earnings	22.5%	12.6%	13.4%	14.9%	(2.1%)	(24.6)	(17.0)	16.7%	8.5%	(8.2)
Net income	25.0%	10.1%	9.6%	16.0%	(0.7%)	(25.7)	(16.7)	18.7%	8.0%	(10.7)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Other Fees	$(3)	$2	$—	$1	$19	$8	$20
Change in reserve	(2)	—	—	—	66	(2)	66
Amortization of deferred policy acquisition costs	(46)	3	3	4	53	(29)	60
Income tax expense (benefit)	15	—	(1)	(1)	(35)	13	(37)

Core earnings (loss)	28	(1)	(2)	(2)	(65)	24	(69)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	1	—	1	—	(1)	5	—

Net income (loss)	29	(1)	(1)	(2)	(66)	29	(69)

[2]	The three and six months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

SALES BY DISTRIBUTION
National Accounts	$26	$26	$22	$28	$29	12%	2%	$72	$80	10%
Independent	28	25	28	25	31	10%	23%	72	84	16%
Other	3	3	4	3	2	(26%)	(17%)	9	9	(2%)

Total sales by distribution	$57	$54	$54	$56	$62	9%	11%	$153	$172	12%

SALES BY PRODUCT
Variable Life	$8	$7	$7	$8	$6	(25%)	(25%)	$24	$21	(13%)
Universal life	45	43	43	43	52	16%	21%	116	138	19%
Term/other life	4	4	4	5	4	—	(20%)	13	13	—

Total sales by product	$57	$54	$54	$56	$62	9%	11%	$153	$172	12%

PREMIUMS & DEPOSITS
Variable life	$136	$148	$127	$130	$134	(1%)	3%	$409	$391	(4%)
Universal life/other life	294	329	288	318	378	29%	19%	814	984	21%
Term/other	37	42	37	39	43	16%	10%	110	119	8%

Total Premiums & Deposits	$467	$519	$452	$487	$555	19%	14%	$1,333	$1,494	12%

ACCOUNT VALUE
General account	$6,551	$6,690	$6,808	$6,954	$7,126	9%	2%
Separate account	5,201	5,553	5,662	5,412	4,682	(10%)	(13%)

Total account value	$11,752	$12,243	$12,470	$12,366	$11,808	—	(5%)

ACCOUNT VALUE BY PRODUCT
Variable life	$5,757	$6,115	$6,235	$5,993	$5,259	(9%)	(12%)
Universal life/other life	5,995	6,128	6,235	6,373	6,549	9%	3%

Total account value by product	$11,752	$12,243	$12,470	$12,366	$11,808	—	(5%)

LIFE INSURANCE IN-FORCE
Variable life	$75,399	$74,044	$72,946	$71,977	$70,926	(6%)	(1%)
Universal life	57,734	58,789	59,613	60,759	62,052	7%	2%
Term	73,959	75,797	77,138	78,714	80,249	9%	2%

Total life insurance in-force	$207,092	$208,630	$209,697	$211,450	$213,227	3%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011
VARIABLE LIFE
Beginning balance	$5,507	$5,757	$6,115	$6,235	$5,993
First year & single premiums	18	15	13	16	15
Renewal premiums	118	133	114	114	119

Premiums and deposits	136	148	127	130	134
Surrenders	(93)	(106)	(98)	(102)	(91)
Death benefits	(18)	(14)	(19)	(17)	(20)

Net Flows	25	28	10	11	23
Policy fees	(118)	(123)	(108)	(111)	(120)
Change in market value/interest credited	343	453	218	(142)	(637)

Ending balance	$5,757	$6,115	$6,235	$5,993	$5,259

UNIVERSAL LIFE [1]
Beginning balance	$5,873	$5,995	$6,128	$6,235	$6,373
First year & single premiums	154	165	143	165	210
Renewal premiums	140	164	145	153	168

Premiums and deposits	294	329	288	318	378
Surrenders	(43)	(49)	(43)	(36)	(44)
Death benefits	(25)	(30)	(35)	(29)	(29)

Net Flows	226	250	210	253	305
Policy fees	(161)	(177)	(160)	(173)	(193)
Change in market value/interest credited	57	60	57	58	64

Ending balance	$5,995	$6,128	$6,235	$6,373	$6,549

INDIVIDUAL LIFE
Beginning balance	$11,380	$11,752	$12,243	$12,470	$12,366
First year & single premiums	172	180	156	181	225
Renewal premiums	258	297	259	267	287

Premiums and deposits	430	477	415	448	512
Surrenders	(136)	(155)	(141)	(138)	(135)
Death benefits	(43)	(44)	(54)	(46)	(49)

Net Flows	251	278	220	264	328
Policy fees	(279)	(300)	(268)	(284)	(313)
Change in market value/interest credited	400	513	275	(84)	(573)

Ending balance	$11,752	$12,243	$12,470	$12,366	$11,808

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE AND ACCOUNT VALUE ROLL FORWARD

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2010	2010	2011	2011	2011	Change	Change
PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE

General account	$1,743	$1,756	$1,757	$1,760	$1,771	2%	1%
Non-guaranteed separate account	33,815	34,286	34,667	34,940	34,218	1%	(2%)

Total Private Placement Life Insurance account value	$35,558	$36,042	$36,424	$36,700	$35,989	1%	(2%)

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE ROLL FORWARD
Beginning balance	$35,049	$35,558	$36,042	$36,424	$36,700
Premiums and Deposits	29	66	20	40	8
Surrenders	(11)	1	(4)	(8)	(557)
Death benefits/annuity payouts	(35)	(37)	(38)	(49)	(37)

Net Flows	(17)	30	(22)	(17)	(586)
Change in market value/change in reserve/interest credited	575	477	458	348	(78)
Other [1]	(49)	(23)	(54)	(55)	(47)

Ending balance	$35,558	$36,042	$36,424	$36,700	$35,989

[1]	Primarily consists of cost of insurance and mortality & expense charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$57	$63	$65	$67	$63	11%	(6%)	$167	$195	17%
Mutual fund and other fees	31	29	29	32	29	(6%)	(9%)	93	90	(3%)

Total fee income	88	92	94	99	92	5%	(7%)	260	285	10%

Direct premiums	1	2	3	2	1	—	(50%)	5	6	20%

Total premiums and other considerations	89	94	97	101	93	4%	(8%)	265	291	10%

Net investment income
Net investment income on G/A assets	92	94	96	96	97	5%	1%	262	289	10%
Other net investment income	1	3	3	4	3	NM	(25%)	5	10	100%

Total net investment income	93	97	99	100	100	8%	—	267	299	12%
Net realized losses — core	(2)	(1)	—	—	—	100%	—	(5)	—	100%

Total core revenues	180	190	196	201	193	7%	(4%)	527	590	12%
Net realized gains (losses), before tax and DAC, excluded from core revenues	2	(7)	(9)	11	(2)	NM	NM	(5)	—	100%

Total revenues	182	183	187	212	191	5%	(10%)	522	590	13%

Benefits and Expenses
Benefits and losses
Death benefits [1]	(1)	—	1	(2)	2	NM	NM	(0)	1	—
Other contract benefits	15	15	16	15	15	—	—	45	46	2%
Change in reserve	(6)	(5)	(7)	(5)	(7)	(17%)	(40%)	(23)	(19)	17%
Sales inducements [1]	—	—	—	1	1	—	—	—	2	—
Interest credited on G/A assets	63	64	62	66	70	11%	6%	182	198	9%

Total benefits and losses	71	74	72	75	81	14%	8%	204	228	12%

Other insurance expenses
Commissions & wholesaling expenses	44	48	49	46	46	5%	—	129	141	9%
Operating expenses	67	72	70	68	68	1%	—	206	206	—
Premium taxes and other expenses	6	6	7	6	5	(17%)	(17%)	16	18	13%

Subtotal — expenses before deferral	117	126	126	120	119	2%	(1%)	351	365	4%
Deferred policy acquisition costs	(33)	(36)	(36)	(30)	(31)	6%	(3%)	(101)	(97)	4%

Total other insurance expense	84	90	90	90	88	5%	(2%)	250	268	7%
Amortization of deferred policy acquisition costs [1]	(22)	12	10	24	74	NM	NM	7	108	NM

Total benefits and expenses	133	176	172	189	243	83%	29%	461	604	31%
Core earnings (loss) before income taxes	47	14	24	12	(50)	NM	NM	66	(14)	NM
Income tax expense (benefit) [1] [2]	12	—	3	(4)	(24)	NM	NM	10	(25)	NM

Core earnings (loss) [2]	35	14	21	16	(26)	NM	NM	56	11	(80%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(5)	(5)	(6)	14	(6)	(20%)	NM	(18)	2	NM

Net income (loss) [1]	$30	$9	$15	$30	$(32)	NM	NM	$38	$13	(66%)

RETURN ON ASSETS (After-tax bps)
Core earnings	29.7	11.0	15.6	11.5	(19.8)	NM	NM	16.0	2.9	(82%)
Net income (loss)	25.4	7.1	11.1	21.6	(24.3)	NM	NM	10.8	3.4	(69%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2010	2010	2011	2011	2011	2010	2011
Death Benefits	$—	$—	$—	$—	$1	$—	$1
Sales Inducements	(1)	—	—	—	1	(1)	1
Amortization of deferred policy acquisition costs	(37)	(4)	(6)	6	57	(35)	57
Income tax expense (benefit)	13	1	2	(2)	(21)	13	(21)

Core earnings (loss)	25	3	4	(4)	(38)	23	(38)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(6)	—	—	(1)	(5)	(8)	(6)

Net income (loss)	19	3	4	(5)	(43)	15	(44)

[2]	The three and six months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2010	2010	2011	2011	2011	Change	Change
RETIREMENT PLANS TOTAL
General account	$7,171	$7,280	$7,502	$7,638	$8,042	12%	5%
Guaranteed separate account	3	6	—	—	—	(100%)	—
Non-guaranteed separate account	23,464	25,654	27,522	27,443	23,799	1%	(13%)

Total Retirement Plans account value	$30,638	$32,940	$35,024	$35,081	$31,841	4%	(9%)
401(k)/403(b)/457 mutual funds	18,602	19,578	20,324	20,474	17,844	(4%)	(13%)

Total Retirement Plans Assets Under Management	$49,240	$52,518	$55,348	$55,555	$49,685	1%	(11%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED,
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$16,926	$18,764	$20,291	$21,891	$21,963
Deposits	1,108	1,211	1,807	1,194	1,425
Surrenders	(688)	(874)	(921)	(1,049)	(911)
Death benefits/annuity payouts	(15)	(18)	(18)	(20)	(19)
Transfers [1]	—	—	(26)	1	11

Net Flows	405	319	842	126	506
Change in market value/change in reserve/interest credited	1,415	1,209	758	(54)	(2,700)
Other	18	(1)	—	—	—

Ending balance	$18,764	$20,291	$21,891	$21,963	$19,769

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$11,017	$11,874	$12,649	$13,133	$13,118
Deposits	395	369	359	326	330
Surrenders	(210)	(239)	(255)	(347)	(259)
Death benefits/annuity payouts	(11)	(12)	(12)	(12)	(12)
Transfers [1]	—	—	—	(0)	3

Net Flows	174	118	92	(33)	62
Change in market value/change in reserve/interest credited	680	658	392	18	(1,108)
Other	3	(1)	—	—	—

Ending balance	$11,874	$12,649	$13,133	$13,118	$12,072

401(k)/403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$15,848	$18,602	$19,578	$20,324	$20,474
Reclassificiation of AUA to AUM [2]	1,294	—	—	267	(0)

Deposits	525	491	697	549	715
Surrenders	(596)	(825)	(995)	(814)	(511)
Death benefits/annuity payouts	—	—	—	(2)	2
Transfers [1]	—	—	26	(1)	(14)

Net Flows	(71)	(334)	(272)	(268)	192
Change in market value/change in reserve/interest credited	1,552	1,308	1,018	151	(2,822)
Other	(21)	2	—	—	—

Ending balance	$18,602	$19,578	$20,324	$20,474	$17,844

TOTAL RETIREMENT
Beginning balance	$43,791	$49,240	$52,518	$55,348	$55,555
Reclassificiation of AUA to AUM [2]	1,294	—	—	267	—

Deposits	2,028	2,071	2,863	2,069	2,470
Surrenders	(1,494)	(1,938)	(2,171)	(2,210)	(1,681)
Death benefits/annuity payouts	(26)	(30)	(30)	(34)	(29)

Net Flows	508	103	662	(175)	760
Change in market value/change in reserve/interest credited	3,647	3,175	2,168	115	(6,630)

Ending balance	$49,240	$52,518	$55,348	$55,555	$49,685

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Specific plans were identified that required reclassification from AUA to AUM.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Revenues

Fee income	$159	$171	$178	$175	$153	(4%)	(13%)	$493	$506	3%

Net investment income	(2)	(2)	(1)	(1)	—	100%	100%	(6)	(2)	67%
Total core revenues	157	169	177	174	153	(3%)	(12%)	487	504	3%
Net realized capital gains (losses), before tax and DAC, excluded from core revenues	(1)	—	1	—	—	100%	—	—	1	—

Total revenues	156	169	178	174	153	(2%)	(12%)	487	505	4%

Benefits and Expenses

Benefits and claims
Total benefits and claims	(1)	1	—	—	—	100%	—	(1)	—	100%

Other insurance expenses
Commissions & wholesaling expenses	81	95	101	94	75	(7%)	(20%)	261	270	3%
Operating expenses	29	31	29	31	31	7%	—	87	91	5%
Premium taxes and other expenses	13	(1)	4	4	5	(62%)	25%	22	13	(41%)

Subtotal — expenses before deferral	123	125	134	129	111	(10%)	(14%)	370	374	1%
Deferred policy acquisition costs	(7)	(10)	(11)	(9)	(6)	14%	33%	(27)	(26)	4%

Total other insurance expense	116	115	123	120	105	(9%)	(13%)	343	348	1%
Amortization of deferred policy acquisition costs	13	13	12	12	12	(8%)	—	38	36	(5%)

Total benefits and expenses	128	129	135	132	117	(9%)	(11%)	380	384	1%

Core earnings before income taxes	29	40	42	42	36	24%	(14%)	107	120	12%
Income tax expense	9	16	15	15	12	33%	(20%)	37	42	14%

Core earnings	20	24	27	27	24	20%	(11%)	70	78	11%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	(1)	1	1	—	—	100%	—	—	1	—
Income (Loss) from discontinued operations [2]	(1)	40	—	—	—	100%	—	(3)	—	100%

Net income	$18	$65	$28	$27	$24	33%	(11%)	$67	$79	18%

RETURN ON ASSETS (After-tax bps)
Core earnings	8.9	9.9	10.6	10.6	10.5	18%	(1%)	10.1	11.3	12%
Net income	7.9	26.6	11.0	10.6	10.5	33%	(1%)	9.5	11.5	21%

[1]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[2]	Included in the three months ended December 31, 2010 is a gain of $41, after-tax, from the sale of the Canadian mutual funds business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

NON-PROPRIETARY MUTUAL FUNDS DEPOSITS
Retail Mutual Funds	$2,505	$3,355	$3,934	$3,131	$2,051	(18%)	(34%)	$9,377	$9,116	(3%)
Investment Only Mutual Funds	424	604	807	676	2,228	NM	NM	1,902	3,711	95%
529 College Savings Plan	52	71	80	65	59	13%	(9%)	142	204	44%

Total Non-Proprietary Mutual Funds Deposits	$2,981	$4,030	$4,821	$3,872	$4,338	46%	12%	$11,421	$13,031	14%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$44,788	$48,753	$51,064	$49,584	$39,258	(12%)	(21%)
Investment Only mutual fund assets	5,570	6,659	7,298	6,954	6,625	19%	(5%)
Proprietary mutual fund assets [2]	41,778	43,602	44,044	42,204	35,494	(15%)	(16%)
529 College Savings Plan assets	1,328	1,472	1,583	1,612	1,424	7%	(12%)

Total Mutual Fund Assets	$93,464	$100,486	$103,989	$100,354	$82,801	(11%)	(17%)

[1]	Supplemental data related to the Canadian business was removed from this schedule for all periods presented herein as a result of the sale of this business which occurred in the three months ended, December 31, 2010. Approximately $1.8 billion of AUM were transferred out to a third party as a result of the sale.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2010	2010	2011	2011	2011

NON-PROPRIETARY MUTUAL FUNDS
Beginning balance	$47,283	$51,686	$56,884	$59,945	$58,150
Deposits	2,981	4,030	4,821	3,872	4,338
Redemptions	(3,180)	(3,471)	(3,827)	(5,054)	(6,734)

Net Flows	(199)	559	994	(1,182)	(2,396)
Change in market value	4,623	4,749	2,095	(635)	(8,430)
Other [1]	(21)	(110)	(28)	22	(17)

Ending balance	$51,686	$56,884	$59,945	$58,150	$47,307

PROPRIETARY MUTUAL FUNDS [2]
Beginning balance	$39,402	$41,778	$43,602	$44,044	$42,204
Net Flows	(1,299)	(1,571)	(1,507)	(1,604)	(1,244)
Change in market value	3,675	3,395	1,949	(236)	(5,466)

Ending balance	$41,778	$43,602	$44,044	$42,204	$35,494

[1]	Includes front end loads on A share products.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$1	$3	$(1)	$1	$—	(100%)	(100%)	$—	$—	—
Fee income	46	44	53	53	55	20%	4%	143	161	13%
Net investment income	45	54	55	50	38	(16%)	(24%)	190	143	(25%)
Net realized capital gains (losses)	47	39	(14)	10	(56)	NM	NM	51	(60)	NM
Other revenues	—	(1)	1	(1)	—	—	100%	—	—	—

Total revenues	139	139	94	113	37	(73%)	(67%)	384	244	(36%)

Benefits, losses and loss adjustment expenses	64	13	5	287	15	(77%)	(95%)	236	307	30%
Insurance operating costs and other expenses [1]	59	85	67	71	62	5%	(13%)	270	200	(26%)
Interest expense	128	128	128	128	128	—	—	380	384	1%

Total benefits and expenses	251	226	200	486	205	(18%)	(58%)	886	891	1%

Loss from continuing operations before income taxes	(112)	(87)	(106)	(373)	(168)	(50%)	55%	(502)	(647)	(29%)

Income tax benefit [2]	(39)	(50)	(39)	(135)	(64)	(64%)	53%	(158)	(238)	(51%)

Loss from continuing operations	(73)	(37)	(67)	(238)	(104)	(42%)	56%	(344)	(409)	(19%)

Add: Income (loss) from discontinued operations [3]	(3)	(2)	2	(77)	5	NM	NM	(105)	(70)	33%

Net Loss	(76)	(39)	(65)	(315)	(99)	(30%)	69%	(449)	(479)	(7%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [4]	31	19	(11)	12	(30)	NM	NM	29	(29)	NM
Less: Income (loss) from discontinued operations [3]	(3)	(2)	2	(77)	5	NM	NM	(105)	(70)	33%

Core losses	$(104)	$(56)	$(56)	$(250)	$(74)	29%	70%	$(373)	$(380)	(2%)

[1]	Includes a before-tax charge of $73 for a litigation settlement in the nine months ended September 30, 2010.

[2]	The nine months ended September 30, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	The nine months ended September 30, 2010 includes a goodwill impairment of $101, after-tax, related to the purchase of the Federal Trust Corporation. Additionally, the three months ended June 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar, 31	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$—	$—	$—	$—	$—	—	—	$1	$—	(100%)
Net investment income	40	40	39	37	37	(8%)	—	123	113	(8%)
Net realized capital gains (losses)	7	1	(3)	4	(5)	NM	NM	23	(4)	NM
Other revenues	—	—	1	(1)	—	—	100%	—	—	—

Total revenues	47	41	37	40	32	(32%)	(20%)	147	109	(26%)

Losses and loss adjustment expenses [1]	63	15	4	286	21	(67%)	(93%)	236	311	32%
Insurance operating costs and expenses	5	11	7	6	5	—	(17%)	19	18	(5%)

Total benefits and expenses	68	26	11	292	26	(62%)	(91%)	255	329	29%

Income (loss) before income taxes	(21)	15	26	(252)	6	NM	NM	(108)	(220)	(104%)

Income tax expense (benefit)	(9)	1	5	(88)	(2)	78%	98%	(41)	(85)	(107%)

Net income (loss)	(12)	14	21	(164)	8	NM	NM	(67)	(135)	(101%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	6	1	(2)	3	(1)	NM	NM	15	—	(100%)

Core earnings (losses)	$(18)	$13	$23	$(167)	$9	NM	NM	$(82)	$(135)	(65%)

[1]	The nine months ended September 30, 2010 included net asbestos reserve strengthening of $169. The three months ended September 30, 2010 included net environmental reserve strengthening of $62. The three months ended June 30, 2011 included net asbestos reserve strengthening of $290. The three months ended September 30, 2011 included net environmental reserve strengthening of $19.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX

						Year Over
	Three Months Ended					Year	Sequential	Nine Months Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	September 30,
	2010	2010	2011	2011	2011	Change	Change	2010	2011	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$739	$736	$719	$744	$711	(4%)	(4%)	$2,236	$2,174	(3%)
Tax-exempt	128	125	127	126	125	(2%)	(1%)	392	378	(4%)

Total fixed maturities	867	861	846	870	836	(4%)	(4%)	2,628	2,552	(3%)
Equity securities, trading	1,043	131	803	(597)	(1,890)	NM	NM	(905)	(1,684)	(86%)
Equity securities, available-for-sale	12	14	11	8	8	(33%)	—	39	27	(31%)
Mortgage loans	64	67	63	67	75	17%	12%	193	205	6%
Policy loans	33	31	33	34	32	(3%)	(6%)	101	99	(2%)
Limited partnerships and other alternative investments [2]	49	75	100	78	67	37%	(14%)	141	245	74%
Other [3]	77	78	81	77	73	(5%)	(5%)	251	231	(8%)

Subtotal	2,145	1,257	1,937	537	(799)	NM	NM	2,448	1,675	(32%)
Less: Investment expense	29	37	26	30	29	—	(3%)	78	85	9%

Total net investment income	$2,116	$1,220	$1,911	$507	$(828)	NM	NM	$2,370	$1,590	(33%)
Less: Equity securities, trading	1,043	131	803	(597)	(1,890)	NM	NM	(905)	(1,684)	(86%)

Total net investment income excluding trading securities	$1,073	$1,089	$1,108	$1,104	$1,062	(1%)	(4%)	$3,275	$3,274	—

Annualized investment yield, before-tax [4]	4.4%	4.5%	4.6%	4.6%	4.3%	(0.1)	(0.3)	4.5%	4.5%	—
Annualized investment yield, after-tax [4]	3.1%	3.1%	3.2%	3.1%	2.9%	(0.2)	(0.2)	3.1%	3.1%	—

Net Realized Capital Gains (Losses)
Gross gains on sales	$179	$182	$61	$261	$197	10%	(25%)	$654	$519	(21%)
Gross losses on sales	(88)	(229)	(133)	(98)	(63)	28%	36%	(293)	(294)	—
Net impairment losses	(115)	(59)	(55)	(23)	(60)	48%	(161%)	(375)	(138)	63%
Valuation allowances on mortgage loans	(4)	2	(3)	26	—	100%	(100%)	(156)	23	NM
Japanese fixed annuity contract hedges, net [5]	11	5	(17)	6	9	(18%)	50%	22	(2)	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(4)	(2)	(7)	(2)	1	NM	NM	(15)	(8)	47%
Results of variable annuity hedge program
GMWB derivatives, net	170	238	71	(37)	(372)	NM	NM	(127)	(338)	(166%)
Macro hedge	(443)	(352)	(357)	35	1,237	NM	NM	(210)	915	NM

Total results of variable annuity hedge program	(273)	(114)	(286)	(2)	865	NM	NM	(337)	577	NM
Other net gain (loss) [7]	37	126	37	(99)	(374)	NM	NM	(22)	(436)	NM

Total net realized capital gains (losses)	$(257)	$(89)	$(403)	$69	$575	NM	NM	$(522)	$241	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).

[6]	Included in core earnings.

[7]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS

	September 30,		December 31,		March 31,		June 30,		September 30,
	2010		2010		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$79,736	59.7%	$77,820	59.4%	$78,268	60.3%	$78,132	59.3%	$80,263	59.0%
Fixed maturities, at fair value using fair value option	564	0.4%	649	0.5%	1,230	0.9%	1,227	0.9%	1,323	1.0%
Equity securities, trading, at fair value [2]	32,495	24.3%	32,820	25.1%	32,339	24.9%	32,278	24.4%	30,770	22.6%
Equity securities, available-for-sale, at fair value [3]	1,168	0.9%	973	0.7%	993	0.8%	1,081	0.8%	989	0.7%
Mortgage loans [4]	4,684	3.5%	4,489	3.4%	4,736	3.7%	5,304	4.0%	5,590	4.1%
Policy loans, at outstanding balance	2,180	1.6%	2,181	1.7%	2,181	1.7%	2,188	1.7%	2,176	1.6%
Limited partnerships and other alternative investments [5]	1,819	1.4%	1,918	1.5%	1,972	1.5%	2,028	1.5%	2,506	1.8%
Other investments [6]	1,427	1.1%	1,617	1.2%	640	0.5%	973	0.7%	2,857	2.1%
Short-term investments [7]	9,517	7.1%	8,528	6.5%	7,330	5.7%	8,861	6.7%	9,704	7.1%

Total investments	$133,590	100.0%	$130,995	100.0%	$129,689	100.0%	$132,072	100.0%	$136,178	100.0%
Less: Equity securities, trading	32,495	24.3%	32,820	25.1%	32,339	24.9%	32,278	24.4%	30,770	22.6%

Total investments excluding trading securities	$101,095	75.7%	$98,175	74.9%	$97,350	75.1%	$99,794	75.6%	$105,408	77.4%

Asset-backed securities (“ABS”)	$3,009	3.8%	$2,889	3.7%	$3,150	4.0%	$3,297	4.2%	$3,504	4.4%
Collateralized debt obligations (“CDOs”)	2,563	3.2%	2,611	3.4%	2,674	3.4%	2,575	3.3%	2,465	3.1%
Commercial mortgage-backed securities (“CMBS”)	8,160	10.2%	7,917	10.2%	7,709	9.8%	7,277	9.3%	6,960	8.7%
Corporate	40,851	51.3%	39,884	51.2%	40,913	52.3%	41,629	53.2%	43,316	53.9%
Foreign government/government agencies	1,924	2.4%	1,683	2.2%	1,802	2.3%	1,864	2.4%	1,944	2.4%
Municipal — taxable	1,125	1.4%	1,199	1.5%	1,237	1.6%	1,299	1.7%	1,649	2.1%
Municipal — tax-exempt	11,598	14.5%	10,925	14.0%	11,090	14.2%	11,482	14.7%	11,515	14.3%
Residential mortgage-backed securities (“RMBS”)	5,551	7.0%	5,683	7.3%	5,014	6.4%	5,214	6.7%	5,336	6.6%
U.S. Treasuries	4,955	6.2%	5,029	6.5%	4,679	6.0%	3,495	4.5%	3,574	4.5%

Total fixed maturities, AFS [8]	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%

U.S. government/government agencies	$9,556	12.0%	$9,918	12.7%	$8,947	11.5%	$8,073	10.3%	$8,423	10.5%
AAA	11,158	14.0%	10,174	13.1%	10,155	13.0%	9,409	12.0%	10,497	13.1%
AA	15,591	19.6%	15,554	20.0%	15,518	19.8%	15,900	20.4%	15,921	19.8%
A	19,922	25.0%	19,460	25.0%	19,723	25.2%	20,470	26.2%	21,584	26.9%
BBB	20,022	25.0%	19,153	24.6%	20,212	25.8%	20,568	26.3%	20,626	25.7%
BB & below	3,487	4.4%	3,561	4.6%	3,713	4.7%	3,712	4.8%	3,212	4.0%

Total fixed maturities, AFS [8]	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%

[1]	Includes $271, $277, $275, $25, and $1 in Corporate at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

[2]	These assets support the Global Annuity-International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $93, $97, $100, $100, and $96 in Corporate at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

[4]	Includes $225, $202, $194, $138, and $128 in Corporate at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]	Primarily relates to derivative instruments. Additionally, includes $47, $48, $49, $27, and $27 in Corporate at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

[7]	Includes $1,890, $1,780, $1,999, $2,274, and $2,293 in the Corporate segment at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE [1]

	September 30,		December 31,		March 31,		June 30,		September 30,
	2010		2010		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$54,253	53.0%	$52,429	52.1%	$52,781	53.3%	$52,834	52.3%	$54,329	51.9%
Fixed maturities, at fair value using fair value option	554	0.5%	639	0.6%	1,217	1.2%	1,214	1.2%	1,314	1.3%
Equity securities, trading, at fair value [2]	32,495	31.8%	32,820	32.6%	32,339	32.7%	32,278	31.9%	30,770	29.4%
Equity securities, available-for-sale, at fair value	608	0.6%	502	0.5%	523	0.5%	603	0.6%	563	0.5%
Mortgage loans	4,066	4.0%	3,915	3.9%	4,162	4.2%	4,578	4.5%	4,779	4.6%
Policy loans, at outstanding balance	2,180	2.1%	2,181	2.2%	2,181	2.2%	2,188	2.2%	2,176	2.1%
Limited partnerships and other alternative investments [3]	910	0.9%	957	1.0%	985	1.0%	1,024	1.0%	1,320	1.3%
Other investments [4]	1,258	1.2%	1,486	1.5%	450	0.5%	799	0.8%	2,717	2.6%
Short-term investments	6,061	5.9%	5,631	5.6%	4,398	4.4%	5,565	5.5%	6,619	6.3%

Total investments	$102,385	100.0%	$100,560	100.0%	$99,036	100.0%	$101,083	100.0%	$104,587	100.0%
Less: Equity securities, trading	32,495	31.8%	32,820	32.6%	32,339	32.7%	32,278	31.9%	30,770	29.4%

Total investments excluding trading securities	$69,890	68.2%	$67,740	67.4%	$66,697	67.3%	$68,805	68.1%	$73,817	70.6%

ABS	$2,505	4.6%	$2,442	4.7%	$2,655	5.0%	$2,732	5.2%	$2,778	5.1%
CDOs	2,043	3.8%	2,087	4.0%	2,144	4.1%	2,047	3.9%	1,949	3.6%
CMBS	5,696	10.5%	5,495	10.5%	5,364	10.2%	4,967	9.4%	4,715	8.7%
Corporate	30,861	56.9%	30,204	57.6%	31,218	59.0%	31,595	59.7%	33,007	60.7%
Foreign government/government agencies	1,431	2.6%	1,160	2.2%	1,200	2.3%	1,285	2.4%	1,409	2.6%
Municipal — taxable	999	1.8%	1,068	2.0%	1,110	2.1%	1,167	2.2%	1,508	2.8%
Municipal — tax-exempt	2,526	4.7%	2,267	4.3%	2,304	4.4%	2,417	4.6%	2,500	4.6%
RMBS	4,284	7.9%	4,302	8.2%	3,779	7.2%	3,738	7.1%	3,797	7.0%
U.S. Treasuries	3,908	7.2%	3,404	6.5%	3,007	5.7%	2,886	5.5%	2,666	4.9%

Total fixed maturities, AFS	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%

U.S. government/government agencies	$7,174	13.2%	$6,809	13.0%	$5,939	11.3%	$5,869	11.1%	$5,806	10.7%
AAA	7,123	13.1%	6,288	12.0%	6,174	11.7%	5,747	10.9%	6,426	11.8%
AA	8,225	15.2%	8,304	15.8%	8,208	15.6%	8,152	15.4%	8,498	15.6%
A	14,217	26.2%	14,177	27.1%	14,551	27.5%	14,873	28.2%	15,798	29.1%
BBB	14,609	26.9%	13,915	26.5%	14,854	28.1%	15,218	28.8%	15,165	27.9%
BB & below	2,905	5.4%	2,936	5.6%	3,055	5.8%	2,975	5.6%	2,636	4.9%

Total fixed maturities, AFS	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes a real estate joint venture.

[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY [1]

	September 30,		December 31,		March 31,		June 30,		September 30,
	2010		2010		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$25,212	87.9%	$25,114	89.7%	$25,212	90.0%	$25,273	88.9%	$25,933	89.3%
Fixed maturities, at fair value using fair value option	10	—	10	—	13	—	13	0.1%	9	—
Equity securities, available-for-sale, at fair value	467	1.6%	374	1.3%	370	1.3%	378	1.3%	330	1.1%
Mortgage loans	393	1.4%	372	1.3%	380	1.4%	588	2.1%	683	2.4%
Limited partnerships and other alternative investments [2]	909	3.2%	961	3.4%	987	3.5%	1,004	3.5%	1,186	4.1%
Other investments [3]	122	0.4%	83	0.3%	141	0.5%	147	0.5%	113	0.4%
Short-term investments	1,566	5.5%	1,117	4.0%	933	3.3%	1,022	3.6%	792	2.7%

Total investments	$28,679	100.0%	$28,031	100.0%	$28,036	100.0%	$28,425	100.0%	$29,046	100.0%

ABS	$504	2.0%	$447	1.8%	$495	2.0%	$565	2.2%	$726	2.8%
CDOs	520	2.1%	524	2.1%	530	2.1%	528	2.1%	516	2.0%
CMBS	2,464	9.8%	2,422	9.6%	2,345	9.3%	2,310	9.1%	2,245	8.7%
Corporate	9,990	39.5%	9,680	38.5%	9,695	38.5%	10,034	39.7%	10,309	39.7%
Foreign government/government agencies	493	2.0%	523	2.1%	602	2.4%	579	2.3%	535	2.1%
Municipal — taxable	126	0.5%	131	0.5%	127	0.5%	132	0.5%	141	0.5%
Municipal — tax-exempt	9,068	36.0%	8,654	34.5%	8,783	34.8%	9,061	35.9%	9,015	34.8%
RMBS	1,253	5.0%	1,360	5.4%	1,215	4.8%	1,456	5.8%	1,538	5.9%
U.S. Treasuries	794	3.1%	1,373	5.5%	1,420	5.6%	608	2.4%	908	3.5%

Total fixed maturities, AFS	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%

U.S. government/government agencies	$2,116	8.4%	$2,837	11.3%	$2,737	10.9%	$2,183	8.6%	$2,617	10.1%
AAA	4,035	16.0%	3,886	15.5%	3,981	15.8%	3,662	14.5%	4,071	15.7%
AA	7,364	29.2%	7,248	28.8%	7,308	28.9%	7,745	30.7%	7,423	28.6%
A	5,702	22.6%	5,280	21.0%	5,170	20.5%	5,596	22.1%	5,785	22.3%
BBB	5,413	21.5%	5,238	20.9%	5,358	21.3%	5,350	21.2%	5,461	21.1%
BB & below	582	2.3%	625	2.5%	658	2.6%	737	2.9%	576	2.2%

Total fixed maturities, AFS	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.

[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	September 30, 2011			December 31, 2010
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss [1] [2]
Total AFS Securities

Three months or less	$6,170	$6,013	$(157)	$17,431	$16,783	$(643)
Greater than three months to six months	1,371	1,241	(130)	732	690	(42)
Greater than six months to nine months	267	250	(17)	438	397	(41)
Greater than nine months to eleven months	857	778	(70)	185	169	(16)
Twelve months or more	12,430	10,008	(2,348)	15,599	12,811	(2,754)

Total	$21,095	$18,290	$(2,722)	$34,385	$30,850	$(3,496)

[1]	As of September 30, 2011, fixed maturities, AFS, represented $2,526, or 93%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2011 and December 31, 2010.

[2]	Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2011

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$8,381	$9,134	8.6%
Financial services	8,262	7,897	7.5%
Consumer non-cyclical	6,053	6,723	6.4%
Technology and communications	4,291	4,633	4.4%
Basic industry	3,812	4,079	3.9%
Energy	3,624	3,992	3.8%
Capital goods	3,319	3,632	3.4%
Consumer cyclical	2,136	2,303	2.2%
Transportation	1,103	1,204	1.1%
Other	771	708	0.7%

Total	$41,752	$44,305	42.0%

Top Ten Exposures by Issuer [2]
Government of United Kingdom	$468	$478	0.4%
AT&T Inc.	355	403	0.4%
National Grid PLC	332	383	0.3%
State of Califorina	307	324	0.3%
Verizon Communications Inc.	264	307	0.3%
State of Massachusetts	273	300	0.3%
Wells Fargo & Co.	321	299	0.3%
General Electric Co.	331	291	0.3%
Pfizer Inc	242	282	0.3%
JPMorgan Chase & Co.	302	270	0.3%

Total	$3,195	$3,337	3.2%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.